NUVEEN Exchange-Traded Funds

October 31, 1998

Annual Report

Dependable, tax-free income to help you keep more of what you earn.

NQM
Investment Quality

NQS
Select Quality

NQU
Quality Income

NPF
Premier Income

Photo of: People looking into canyon.

Highlights
As of October 31, 1998

   Contents
 1 Dear Shareholder
 3 Portfolio Manager Roundtable
 5 NQM Performance Overview
 6 NQS Performance Overview
 7 NQU Performance Overview
 8 NPF Performance Overview
 9 Shareholder Meeting Report
13 Portfolio of Investments
39 Statement of Net Assets
40 Statement of Operations
41 Statement of Changes in Net Assets
42 Notes to Financial Statements
46 Financial Highlights
48 Report of Independent Auditors
49 Fund Information

================================================================================
Nuveen Investment Quality Municipal Fund, Inc. (NQM)
                                   o Graphic: 4 stars
                                     Four-star Morningstar Rating(TM)*
                                   o Competitive taxable-equivalent yield of
                                     8.97% for investors in the 31% federal
                                     income tax bracket
                                   o One-year taxable-equivalent total return
                                     on share price of 8.89% for investors in the 31% federal income tax bracket

Pie Chart:
AAA/U.S. Guaranteed                70%
AA                                 15%
A                                   7%
BBB/NR                              8%

Nuveen Select Quality Municipal Fund, Inc. (NQS)
                                   o Graphic: 4 stars
                                     Four-star Morningstar Rating(TM)*
                                   o Competitive taxable-equivalent yield of
                                     8.54% for investors in the 31% federal
                                     income tax bracket
                                   o One-year taxable-equivalent total return
                                     on share price of 13.86% for investors in the 31% federal income tax bracket

Pie Chart:
AAA/U.S. Guaranteed                74%
AA                                  6%
A                                   9%
BBB/NR                             11%

Nuveen Quality Income Municipal Fund, Inc. (NQU)
                                   o Graphic: 4 stars
                                     Four-star Morningstar Rating(TM)*
                                   o Competitive taxable-equivalent yield of
                                     8.84% for investors in the 31% federal
                                     income tax bracket
                                   o One-year taxable-equivalent total return
                                     on share price of 12.54% for investors in the 31% federal income tax bracket

Pie Chart:
AAA/U.S. Guaranteed                59%
AA                                 14%
A                                   8%
BBB/NR                             19%


Nuveen Premier Municipal Income Fund, Inc. (NPF)
                                   o Graphic: 4 stars
                                     Four-star Morningstar Rating(TM)*
                                   o Competitive taxable-equivalent yield of
                                     8.17% for investors in the 31% federal
                                     income tax bracket
                                   o One-year taxable-equivalent total return
                                     on share price of 13.08% for investors in the 31% federal income tax bracket

Pie Chart:
AAA/U.S. Guaranteed                53%
AA                                 14%
A                                  15%
BBB/NR                             18%


  *Overall rating within the municipal bond category for the period ended
   October 31, 1998. Morningstar proprietary ratings reflect his torical risk-adjusted performance. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. NQS, NQU and NPF received 4 stars for the three- and five-year periods. NQM received 3 stars and 4 stars, for the three- and five-year periods, respectively. The top 10% of the funds in an investment class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The funds were rated among 195, 188, and 19 funds for the three-, five-, and 10-year periods, respectively.

Photo of: Timothy R. Schwertfeger
Chairman of the Board


Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder
I'm pleased to report that over the 12 months ended October 31, 1998, the Nuveen Exchange-Traded Funds covered in this report have continued to perform well, meeting their primary objective of providing you with attractive levels of tax-free income and after-tax total returns. The strong market for fixed-income securities, bolstered by investor demand for quality investments, benefited these funds and led to generally higher share prices than those posted a year ago. Attractive tax-free income, enhanced by strong share price performance, illustrates once again that Nuveen's Exchange-Traded Funds can provide an excellent investment option for income-oriented investors.


The Year in Review
Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. Investors responded by seeking a haven from the uncertainty in more conservative investments, such as municipal bond funds. As interest rates continued to trend downward, the competitive yields offered by our exchange-traded funds stimulated additional investor interest and demand, which led to improved share prices overall. In this environment, the market for exchange-traded municipal bond funds has been exceptionally strong. These funds continue to represent a bright spot among fixed-income investments, offering attractive income in a market that places a high premium on yield.

In the coming months, we will continue to watch several key factors affecting the future of the economy, including corporate earnings reports, wage and employment figures, U.S. consumer confidence levels, the continuing impact of foreign financial turmoil, and any further interest rate indications from the Federal Reserve. These factors will influence the outlook for fixed-income markets into the coming year.


Municipals Very Attractively Priced
Over the past year, rising prices drove yields on 30-year Treasuries to their lowest levels since 1977. The story in the municipal market, however, was quite different. With yields on the long Treasury bond pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 27 basis points - from 5.40% to 5.13% - compared with the 100-basis point drop in Treasury yields over the past 12 months. As of October 31, 1998, the ratio of municipal yields to Treasury yields stood at 98.8%, compared with the more typical range of 86-87%. Over the past few months, this ratio has ranged as high as 100.6%. For investors, this means that quality municipal bonds currently offer about the same yield as Treasury bonds with comparable maturities - even before the tax advantages of municipal bonds are taken into account. On an after-tax basis in today's market, municipal bonds present an exceptionally attractive investment option relative to Treasuries.

One of the main factors in the steep decline in Treasury yields during the past year was the strong interest in these investments by international investors. As the financial turmoil in Asia continued to spread to economies worldwide and the dollar strengthened against foreign currencies, the demand for U.S. dollar-denominated Treasury securities increased. In the municipal market, where foreign demand was limited by an inability to benefit from the tax advantages of munis, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first ten months of 1998 saw $234 billion of municipal issuance, up 32% over the same period in 1997. In terms of total municipal issuance, this puts 1998 on pace to be the second largest year on record.

In addition, the continued strength of the U.S. economy has brought about improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In the third quarter of 1998, upgraded issues by the two major rating agencies outnumbered downgrades by a margin of 7 to 2.


Nuveen Expertise Is Key
The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a proven investment manager. At Nuveen, we recognize the value of time-tested expertise. The high level of recent municipal issuance, for example, highlights the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyze the flood of issues to select those securities best suited to help the funds achieve their investment objectives.

As a further enhancement to our manage ment capabilities, Nuveen has assembled a strong core of Premier Advisers(SM), managers who are experts in their particular area of the market who can provide time-tested experience and insight. In addition to Nuveen Advisory Corp., our Premier Adviser for tax-free investing, you can rely on other Nuveen Premier AdvisersSM to share their wisdom on the equity market, including Institutional Capital Corporation for equity value investing and Rittenhouse Financial Services for equity growth investing. For more information about our funds, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can assist you in establishing a diversified portfolio designed to help you build and sustain long-term financial security. For more than 100 years, investors have known they can count on Nuveen. We are grateful for the confidence you have shown in us, and we intend to continue earning your trust in the years ahead.

Sincerely,

Timothy R. Schwertfeger
Chairman of the Board

December 15, 1998


Sidebar text: "The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a proven investment manager."

Nuveen Exchange-Traded Fund
Portfolio Manager Roundtable
Portfolio managers Tom Futrell, Rick Huber, Bill Fitzgerald, and Steve Peterson discuss the municipal market environment, fund performance, and the outlook for the Nuveen national exchange-traded funds. The most recent addition to this team, Rick assumed management responsibility for the Select Quality fund on July 1, 1998, as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise.


What outside factors influenced the municipal bond market the most over the past year?
The third quarter of 1998 saw an acceleration of trends that has been apparent in the fixed-income markets over the past 12 months: declining interest rates and the increased ratio of municipal to Treasury yields. The cause in both cases was heightened concern about the condition of the global financial system. While the U.S. economy exhibited continued growth, the impact of the financial turmoil in Southeast Asia, Russia, and other emerging markets was felt in the U.S. equity market.

A desire to cushion this impact and avert a domestic credit crunch prompted the Federal Reserve to ease short-term interest rates in late September, the first rate cut in almost three years. In response to concerns that the initial quarter-point cut might not be sufficient, the Fed reduced rates again in October and November, bringing the federal funds rate to 4.75%. The Fed indicated that this accommodative stance was intended to sustain U.S. economic growth going forward, while also adding some stability to global markets.

How have these outside factors affected municipal bond issuance?
In response to an environment of low interest rates and continued economic growth, municipal bond issuance over the past year has been among the heaviest in years. As of the end of October, total municipal issuance in 1998 - both new deals and refundings - was on pace to become the second largest year on record. Another point concerns the level of insured bonds that have been brought to market. For the month of September, insured bonds made up 56% of all issuance. Most notable among the flood of new bonds was the $7 billion Long Island Power Authority (LIPA) offering. The first part of the LIPA issuance, which exceeded $3.5 billion, the largest issuance in municipal bond history, came to market in May, and another segment was brought out in October. Increased municipal supply has been met with strong investor demand, due in part to recent volatility in the equity markets. Demand from institutional buyers such as insurance companies has also increased, as these investors recognize the exceptionally attractive values currently offered by municipal bonds.

What were the funds' total returns for the past year?
For the fiscal year ended October 31, 1998, the Nuveen Exchange-Traded Funds covered in this report produced the following total returns on net asset value, compared to the total return of the Lehman Brothers Municipal Bond Index *:

                                             Lehman Brothers
          Total     Taxable-Equivalent  Municipal Bond Index
Fund     Return           Total Return          Total Return
------------------------------------------------------------
NQM       7.97%                 10.85%                 8.02%
------------------------------------------------------------
NQS       7.77%                 10.67%                 8.02%
------------------------------------------------------------
NQU       7.37%                 10.39%                 8.02%
------------------------------------------------------------
NPF       7.49%                 10.45%                 8.02%
------------------------------------------------------------

What were the funds' durations, and what role does duration play regarding investment risk?
The following chart illustrates the funds' durations compared to that of the Lehman index, as of October 31, 1998:

Fund     Fund Duration *   Lehman Brothers Duration
---------------------------------------------------
NQM          7.98 years                  7.30 years
---------------------------------------------------
NQS          6.92 years                  7.30 years
---------------------------------------------------
NQU          6.60 years                  7.30 years
---------------------------------------------------
NPF          7.94 years                  7.30 years
---------------------------------------------------

Fund duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. As interest rates trended downward over the past year, funds with durations longer than that of the index generally tended to outperform the market.

Can you explain how duration affected each of these funds differently?
For NQS and NQU, which had durations shorter than that of the Lehman index, we held bonds purchased during higher interest rate environments rather than sell them in an attempt to lengthen duration and capture slightly higher total returns. In the current interest rate environment, any bonds we would have sold would have been replaced with issues offering lower yields, which could have impacted the monthly dividend. In NQM and NPF, which have begun to face bond calls, market anticipation of the effect of these calls may have contributed to this year's slight underperformance. In keeping with the funds' objectives, our focus in all four funds will continue to be on maintaining the attractiveness and stability of the funds' dividends as long as possible.

How have the dividends been affected?
In this low interest rate environment, good call protection helped support the dividend of NQU and protect the income of this fund from erosion. As of October 31, 1998, NQU has provided shareholders with 45 consecutive months of steady income. However, declining interest rates worked to reduce the income levels of the other three funds, as proceeds from higher-yielding bonds that matured or were called were reinvested in bonds paying relatively lower current interest rates. The high level of single-family mortgage revenue bonds (9-16%) in these portfolios also contributed to the number of calls when interest rates fell, and bonds were prepaid. Over the past year, the change in income level earned by NQM, NQS, and NPF necessitated dividend reductions. Despite these adjustments, the Nuveen national funds continue to provide very competitive current market yields. The following chart highlights the four funds' market yields and their taxable-equivalent yields at the 31% federal income tax bracket, as of October 31, 1998:

Fund           Market Yield   Taxable-Equivalent Yield
------------------------------------------------------
NQM                   6.19%                      8.97%
------------------------------------------------------
NQS                   5.89%                      8.54%
------------------------------------------------------
NQU                   6.10%                      8.84%
------------------------------------------------------
NPF                   5.64%                      8.17%
------------------------------------------------------

What effect was there to the funds' share price performance?
As Tim mentioned in his letter to shareholders, share price performance among many of the Nuveen Exchange-Traded Funds has been strong over the past 12 months. As interest rates fell, active demand for these funds generally benefited share prices. As of October 31, 1998, NQS, NQU, and NPF were trading at premiums to their net asset values. Over the past year, NQM saw a slight decline in share price, while strong bond market performance boosted the fund's net asset value. This increased the spread between the fund's NAV and share price, causing NQM to continue trading at a discount. The other funds in this report also saw their NAVs increase from where they were October 31, 1997. The accompanying chart highlights the funds' market prices and net asset values, as of October 31, 1998:

                                              Premium (+)
Fund   Market Price     Net Asset Value      Discount (-)
---------------------------------------------------------
NQM          $15.50              $16.00            -3.13%
---------------------------------------------------------
NQS        $16.1875              $15.68            +3.24%
---------------------------------------------------------
NQU        $16.8125              $15.83            +6.21%
---------------------------------------------------------
NPF         $17.125              $15.76            +8.66%
---------------------------------------------------------

What key strategies were used in managing the funds over the course of the year? Also, are there any particular sectors where Nuveen is looking for undervalued securities? For the past twelve months, these funds have generally focused on enhancing call protection by investing the proceeds of pre-refunded and called bonds into issues offering at least 10 years of call protection as well as into noncallable bonds. This should help stabilize the funds' dividends. Over the past year, we found value in the healthcare and utilities sectors, currently the two largest issuers in the municipal market, by taking advantage of the competitive environment created by deregulation and consolidation. Within the utilities sector, we concentrated on public power issues, where Nuveen's excellent surveillance and research help to point out the unique aspects of these credits. The heavy volume in these two sectors also created additional opportunities to find value, as hospital and utility bonds often offered above-market yields and special call provisions to attract buyers.

Specific strategies for NQU over the past year included investing in AAA-rated and AA-rated issues that provided the highest levels of liquidity. These issues, which now make up 73% of the portfolio, positioned the fund to take advantage of value investing opportunities presented by the current market. These opportunities included general obligation bonds, which performed well as the tax receipts for most municipali ties increased more than anticipated, one of the dramatic benefits of the strong and steady economic expansion.

When we reinvested the proceeds from bonds called from NPF, we looked for bonds that we anticipate will be refunded in order to realize the gain in price. The fund continues to be well diversified across sectors and states. For NQM, we continued to buy high-quality, investment-grade revenue bonds that we believe are undervalued when analyzed from the perspective of credit quality, yield curve position, or sector. Most of these bonds were in the 20- to 30-year maturity range. We also looked for bonds issued by states where we could pick up incremental yield.

What is Nuveen's outlook for the future?
Looking ahead for these funds, our focus will continue to be on supporting the stability of the funds' income streams, especially if we remain in a lower interest rate environment. NQM, NQS, and NPF have already entered into a period where bond calls can affect the portfolios. Our goal is to manage through this call risk by improving the structure of the portfolios. We plan on doing this by investing in bonds with good call protection, longer durations, and high yields. We also will attempt to pre-empt some of these calls by selling bonds prior to their call dates and replacing them with high-quality bonds offering attractive yields.

Specific strategies for NQU over the next year include moving from high-grade to uninsured A-rated bonds in the public power and healthcare sectors, where we expect industry restructuring to result in continued demand. We also plan to increase our holdings in single-family and multifamily housing bonds, as changes in public policy concerning low-income housing should result in increased issuance and expanded opportunities to find value. We will continue to invest the proceeds of bond calls into bonds with maturities of 20-30 years to maximize yield.

Over the next few years, our goal for NQS is to enhance the structure of the fund by focusing on upcoming calls and by finding ways to increase the yield of the fund. We also plan to diversify NQS by adding general obligation bonds as well as those issued by airports and other revenue-based obligations. Additionally, we will look to add noncallable bonds from all sectors. For NPF, our focus will remain on the yield-enhancing strategies mentioned earlier in order to support the fund's attractive income stream. We also plan to continue adding non-rated, investment-grade quality bonds to the portfolio to capture additional yield and to provide strength and stability for the fund's dividend. Nuveen's expertise as an experienced investment manager knowledgeable about the unique aspects of the municipal bond market is key to our ability to select the right securities for our funds and add value for our investors.

The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio, combined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.



*The Lehman Brothers Municipal Bond Index is an unleveraged index comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses.

* The fund duration listed in the chart takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that com prise the fund. Fund duration is also known as leverage adjusted duration. Any future reference to duration, unless otherwise noted, will be to fund duration.

Nuveen Investment Quality Municipal Fund, Inc.
Performance Overview
As of October 31, 1998

NQM

Portfolio Statistics
==================================================
Inception Date                                6/90
--------------------------------------------------
Share Price                                $15 1/2
--------------------------------------------------
Net Asset Value                             $16.00
--------------------------------------------------
Current Market Yield Per Share               6.19%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Only)(1)                          8.97%
--------------------------------------------------
Fund Net Assets ($000)                    $820,150
--------------------------------------------------
Effective Maturity (Years)                   16.87
--------------------------------------------------
Fund Duration (Years)                         7.98
==================================================
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         5.97%         7.97%
--------------------------------------------------
3-Year                         7.61%         7.44%
--------------------------------------------------
5-Year                         4.50%         6.36%
--------------------------------------------------
Since Inception                7.49%         8.81%
==================================================
Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         8.89%        10.85%
--------------------------------------------------
3-Year                        10.68%        10.43%
--------------------------------------------------
5-Year                         7.69%         9.47%
--------------------------------------------------
Since Inception               10.70%        12.04%
==================================================
Top Five Sectors (as of % of total investments)
U.S. Guaranteed                                32%
--------------------------------------------------
Housing (Single Family)                        16%
--------------------------------------------------
Health Care                                    14%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Tax Obligation (Limited)                        7%
--------------------------------------------------


Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share(3)
11/97             0.0825
12/97             0.0825
1/98              0.0825
2/98              0.0825
3/98              0.0825
4/98              0.0825
5/98              0.0825
6/98              0.0825
7/98              0.0825
8/98              0.0800
9/98              0.0800
10/98             0.0800


Line Chart:
Share Price Performance
11/7/97           15.75
                  15.625
                  15.688
                  15.75
                  15.813
                  15.938
                  16
                  16.063
                  16.063
                  16.313
                  16.438
                  16.5
                  16.5
                  16.625
                  16.375
                  16.25
                  16.188
                  16.125
                  16.063
                  16.125
                  15.813
                  16.063
                  16
                  15.75
                  15.5
                  15.75
                  15.75
                  15.813
                  15.938
                  15.875
                  15.813
                  15.938
                  15.938
                  16.125
                  16.25
                  16.125
                  16.063
                  16.125
                  15.938
                  15.813
                  15.938
                  16
                  15.813
                  15.5
                  15.438
                  15.5
                  16.438
                  16.063
                  16.25
                  15.63
10/31/98          15.5

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders taxable distributions in December of $0.0104 per share.

Nuveen Select Quality Municipal Fund, Inc.
Performance Overview
As of October 31, 1998

NQS
Portfolio Statistics
==================================================
Inception Date                                3/91
--------------------------------------------------
Share Price                               $16 3/16
--------------------------------------------------
Net Asset Value                             $15.68
--------------------------------------------------
Current Market Yield Per Share               5.89%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Only)(1)                          8.54%
--------------------------------------------------
Fund Net Assets ($000)                    $769,774
--------------------------------------------------
Effective Maturity (Years)                   16.53
--------------------------------------------------
Fund Duration (Years)                         6.92
==================================================
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        10.96%         7.77%
--------------------------------------------------
3-Year                        10.03%         7.60%
--------------------------------------------------
5-Year                         6.62%         6.40%
--------------------------------------------------
Since Inception                8.05%         8.56%
==================================================
Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        13.86%        10.67%
--------------------------------------------------
3-Year                        13.08%        10.62%
--------------------------------------------------
5-Year                         9.80%         9.53%
--------------------------------------------------
Since Inception               11.24%        11.74%
==================================================
Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                34%
--------------------------------------------------
Utilities                                      16%
--------------------------------------------------
Transportation                                 10%
--------------------------------------------------
Housing (Single Family)                         9%
--------------------------------------------------
Tax Obligation (General)                        8%
--------------------------------------------------

11/97             0.0815
12/97             0.0815
1/98              0.0815
2/98              0.0815
3/98              0.0815
4/98              0.0815
5/98              0.0815
6/98              0.0815
7/98              0.0795
8/98              0.0795
9/98              0.0795
10/98             0.0795

Line Chart:
Share Price Performance
11/7/97           15.5
                  15.5
                  15.75
                  15.875
                  15.938
                  16.063
                  16.188
                  16.188
                  16.313
                  16.438
                  16.313
                  16.375
                  16.438
                  16.5
                  16.25
                  16.25
                  16.188
                  16.125
                  16.188
                  16.125
                  15.938
                  16
                  16.188
                  15.938
                  15.688
                  15.875
                  15.625
                  15.563
                  15.625
                  15.688
                  15.875
                  15.938
                  16
                  16.125
                  16.063
                  15.938
                  15.813
                  15.813
                  15.813
                  15.688
                  15.813
                  15.938
                  15.875
                  15.625
                  15.688
                  15.688
                  16
                  16.125
                  16.188
                  16.06
10/31/98          16.19

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Quality Income Municipal Fund, Inc.
Performance Overview
As of October 31, 1998

NQU


Portfolio Statistics
==================================================
Inception Date                                6/91
--------------------------------------------------
Share Price                              $16 13/16
--------------------------------------------------
Net Asset Value Per Share                   $15.83
--------------------------------------------------
Current Market Yield                         6.10%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Only)(1)                          8.84%
--------------------------------------------------
Fund Net Assets ($000)                  $1,251,408
--------------------------------------------------
Effective Maturity (Years)                   15.90
--------------------------------------------------
Fund Duration (Years)                         6.60
==================================================
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         9.64%         7.37%
--------------------------------------------------
3-Year                        11.47%         7.70%
--------------------------------------------------
5-Year                         7.63%         6.27%
--------------------------------------------------
Since Inception                8.60%         8.66%
==================================================
Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        12.54%        10.39%
--------------------------------------------------
3-Year                        14.55%        10.76%
--------------------------------------------------
5-Year                        10.85%         9.40%
--------------------------------------------------
Since Inception               11.78%        11.81%
==================================================
Top Five Sectors (as of % of total investments)
U.S. Guaranteed                                36%
--------------------------------------------------
Housing (Single Family)                        12%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------
Health Care                                     7%
--------------------------------------------------

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
11/97             0.0855
12/97             0.0855
1/98              0.0855
2/98              0.0855
3/98              0.0855
4/98              0.0855
5/98              0.0855
6/98              0.0855
7/98              0.0855
8/98              0.0855
9/98              0.0855
10/98             0.0855


Line Chart:
Share Price Performance
11/7/97           16.438
                  16.75
                  16.688
                  16.688
                  16.75
                  16.75
                  16.5
                  16.563
                  16.688
                  16.875
                  17.063
                  17.063
                  17.125
                  17.125
                  16.813
                  16.875
                  17
                  16.75
                  16.813
                  16.563
                  15.938
                  16.5
                  16.5
                  16.438
                  16.125
                  16.25
                  16.313
                  16.5
                  16.375
                  16.563
                  16.563
                  16.438
                  16.563
                  16.75
                  16.938
                  16.938
                  16.875
                  16.875
                  16.938
                  16.375
                  16.5
                  16.5
                  16.375
                  16.25
                  16.25
                  16.313
                  16.813
                  16.813
                  16.75
                  16.69
10/31/98          16.81
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Premier Municipal Income Fund, Inc.
Performance Overview
As of October 31, 1998

NPF

Portfolio Statistics
==================================================
Inception Date                               12/91
--------------------------------------------------
Share Price                                $17 1/8
--------------------------------------------------
Net Asset Value Per Share                   $15.76
--------------------------------------------------
Current Market Yield                         5.64%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Only)(1)                          8.17%
--------------------------------------------------
Fund Net Assets ($000)                    $454,149
--------------------------------------------------
Effective Maturity (Years)                   13.73
--------------------------------------------------
Fund Duration (Years)                         7.94
==================================================
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        10.29%         7.49%
--------------------------------------------------
3-Year                        12.66%         7.95%
--------------------------------------------------
5-Year                         9.72%         6.84%
--------------------------------------------------
Since Inception                8.97%         8.65%
==================================================
Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        13.08%        10.45%
--------------------------------------------------
3-Year                        15.72%        11.00%
--------------------------------------------------
5-Year                        12.94%         9.94%
--------------------------------------------------
Since Inception               12.06%        11.67%
==================================================
Top Five Sectors (as of % of total investments)
U.S. Guaranteed                                29%
--------------------------------------------------
Housing (Multifamily)                          14%
--------------------------------------------------
Health Care                                    11%
--------------------------------------------------
Housing (Single Family)                         9%
--------------------------------------------------
Tax Obligation (Limited)                        8%
--------------------------------------------------

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
11/97             0.0860
12/97             0.0860
1/98              0.0860
2/98              0.0830
3/98              0.0830
4/98              0.0830
5/98              0.0830
6/98              0.0830
7/98              0.0830
8/98              0.0805
9/98              0.0805
10/98             0.0805


Line Chart:
Share Price Performance
11/7/97   16.25
          16.313
          16.375
          16.25
          16.563
          16.563
          16.625
          16.688
          16.688
          16.938
          17
          16.938
          17.063
          16.813
          16.625
          16.813
          16.625
          16.313
          16.313
          16.25
          16.25
          16.125
          16.125
          15.875
          16.063
          15.938
          15.75
          15.688
          15.875
          16
          16.125
          16.125
          16.125
          16.313
          16.75
          16.563
          16.563
          16.5
          15.813
          15.688
          15.625
          15.75
          16.188
          16.5
          16.438
          16.438
          17.125
          16.563
          16.938
          17.19
10/31/98  17.13

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Shareholder Meeting Report
                                                                                             NQM
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:
                                                                        Preferred         Preferred        Preferred       Preferred
                                                         Common            Shares            Shares           Shares          Shares
                                                         Shares          Series-M          Series-T         Series-W        Series-F
====================================================================================================================================
Robert P. Bremner
   For                                               32,133,296             2,367             2,296            2,013           2,331
   Withhold                                             244,526                --                 2                2               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             32,377,822             2,367             2,298            2,015           2,333
====================================================================================================================================

Lawrence H. Brown
   For                                               32,134,911             2,367             2,296            2,013           2,331
   Withhold                                             242,911                --                 2                2               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             32,377,822             2,367             2,298            2,015           2,333
====================================================================================================================================

Anthony T. Dean
   For                                               32,140,550             2,367             2,296            2,013           2,331
   Withhold                                             237,272                --                 2                2               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             32,377,822             2,367             2,298            2,015           2,333
====================================================================================================================================

 Anne E. Impellizzeri
   For                                               32,116,985             2,367             2,296            2,013           2,331
   Withhold                                             260,837                --                 2                2               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             32,377,822             2,367             2,298            2,015           2,333
====================================================================================================================================

Peter R. Sawers
   For                                               32,129,865             2,367             2,296            2,013           2,331
   Withhold                                             247,957                --                 2                2               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             32,377,822             2,367             2,298            2,015           2,333
====================================================================================================================================

William J. Schneider
   For                                                       --             2,367             2,296            2,013           2,331
   Withhold                                                  --                --                 2                2               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             2,367             2,298            2,015           2,333
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                       --             2,367             2,296            2,013           2,331
   Withhold                                                  --                --                 2                2               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             2,367             2,298            2,015           2,333
====================================================================================================================================

Judith M. Stockdale
   For                                               32,109,599             2,367             2,296            2,012           2,331
   Withhold                                             268,223                --                 2                3               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             32,377,822             2,367             2,298            2,015           2,333
====================================================================================================================================

 RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                               31,993,510             2,366             2,298            2,014           2,329
   Against                                               98,439                 1                --               --               4
   Abstain                                              285,873                --                --                1              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             32,377,822             2,367             2,298            2,015           2,333
====================================================================================================================================

SHAREHOLDER MEETING REPORT
                                                                                             NQS
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:
                                                                        Preferred         Preferred        Preferred       Preferred
                                                         Common            Shares            Shares           Shares          Shares
                                                         Shares          Series-M          Series-T         Series-W        Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                               30,958,908             1,460             1,648            2,446           2,156
   Withhold                                             324,812                 4                --               --               5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             31,283,720             1,464             1,648            2,446           2,161
====================================================================================================================================

Lawrence H. Brown
   For                                               30,979,330             1,460             1,648            2,446           2,156
   Withhold                                             304,390                 4                --               --               5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             31,283,720             1,464             1,648            2,446           2,161
====================================================================================================================================

Anthony T. Dean
   For                                               30,994,718             1,460             1,648            2,446           2,156
   Withhold                                             289,002                 4                --               --               5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             31,283,720             1,464             1,648            2,446           2,161
====================================================================================================================================

 Anne E. Impellizzeri
   For                                               30,976,472             1,460             1,648            2,440           2,156
   Withhold                                             307,248                 4                --                6               5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             31,283,720             1,464             1,648            2,446           2,161
====================================================================================================================================

Peter R. Sawers
   For                                               30,989,024             1,460             1,648            2,440           2,156
   Withhold                                             294,696                 4                --                6               5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             31,283,720             1,464             1,648            2,446           2,161
====================================================================================================================================

William J. Schneider
   For                                                       --             1,459             1,648            2,446           2,156
   Withhold                                                  --                 5                --               --               5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             1,464             1,648            2,446           2,161
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                       --             1,459             1,648            2,446           2,156
   Withhold                                                  --                 5                --               --               5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             1,464             1,648            2,446           2,161
====================================================================================================================================

Judith M. Stockdale
   For                                               30,953,415             1,455             1,648            2,446           2,156
   Withhold                                             330,305                 9                --               --               5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             31,283,720             1,464             1,648            2,446           2,161
====================================================================================================================================

 RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                               30,944,977             1,457             1,644            2,442           2,154
   Against                                               74,946                 4                 2               --               5
   Abstain                                              263,797                 3                 2                4               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             31,283,720             1,464             1,648            2,446           2,161
====================================================================================================================================

SHAREHOLDER MEETING REPORT
                                                                                    NQU
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:
                                                      Preferred         Preferred         Preferred        Preferred       Preferred
                                        Common           Shares            Shares            Shares           Shares          Shares
                                        Shares         Series-M          Series-T          Series-W        Series-TH        Series-F
====================================================================================================================================
Robert P. Bremner
   For                              49,397,346            2,345             2,744             2,341            3,634           2,579
   Withhold                            346,121                1                63                18               50              24
------------------------------------------------------------------------------------------------------------------------------------
   Total                            49,743,467            2,346             2,807             2,359            3,684           2,603
====================================================================================================================================

Lawrence H. Brown
   For                              49,412,198            2,345             2,744             2,341            3,637           2,579
   Withhold                            331,269                1                63                18               47              24
------------------------------------------------------------------------------------------------------------------------------------
   Total                            49,743,467            2,346             2,807             2,359            3,684           2,603
====================================================================================================================================

Anthony T. Dean
   For                              49,422,368            2,345             2,744             2,341            3,637           2,579
   Withhold                            321,099                1                63                18               47              24
------------------------------------------------------------------------------------------------------------------------------------
   Total                            49,743,467            2,346             2,807             2,359            3,684           2,603
====================================================================================================================================

 Anne E. Impellizzeri
   For                              49,379,073            2,345             2,747             2,325            3,637           2,579
   Withhold                            364,394                1                60                34               47              24
------------------------------------------------------------------------------------------------------------------------------------
   Total                            49,743,467            2,346             2,807             2,359            3,684           2,603
====================================================================================================================================

Peter R. Sawers
   For                              49,417,613            2,345             2,744             2,341            3,637           2,579
   Withhold                            325,854                1                63                18               47              24
------------------------------------------------------------------------------------------------------------------------------------
   Total                            49,743,467            2,346             2,807             2,359            3,684           2,603
====================================================================================================================================

William J. Schneider
   For                                      --            2,345             2,744             2,341            3,634           2,579
   Withhold                                 --                1                63                18               50              24
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            2,346             2,807             2,359            3,684           2,603
====================================================================================================================================

Timothy R. Schwertfeger
   For                                      --            2,345             2,744             2,341            3,637           2,579
   Withhold                                 --                1                63                18               47              24
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            2,346             2,807             2,359            3,684           2,603
====================================================================================================================================

Judith M. Stockdale
   For                              49,353,876            2,345             2,747             2,340            3,634           2,570
   Withhold                            389,591                1                60                19               50              33
------------------------------------------------------------------------------------------------------------------------------------
   Total                            49,743,467            2,346             2,807             2,359            3,684           2,603
====================================================================================================================================

RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                              49,261,019            2,344             2,766             2,359            3,652           2,595
   Against                             124,899                2                40                --                1              --
   Abstain                             357,549               --                 1                --               31               8
------------------------------------------------------------------------------------------------------------------------------------
   Total                            49,743,467            2,346             2,807             2,359            3,684           2,603
====================================================================================================================================

SHAREHOLDER MEETING REPORT
                                                                                                               NPF
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:
                                                                                                           Preferred       Preferred
                                                                                             Common           Shares          Shares
                                                                                             Shares         Series-T       Series-TH
====================================================================================================================================
Robert P. Bremner
   For                                                                                   18,403,453            2,346           2,496
   Withhold                                                                                  83,352               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 18,486,805            2,346           2,498
====================================================================================================================================

Lawrence H. Brown
   For                                                                                   18,416,537            2,346           2,496
   Withhold                                                                                  70,268               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 18,486,805            2,346           2,498
====================================================================================================================================

Anthony T. Dean
   For                                                                                   18,417,847            2,346           2,498
   Withhold                                                                                  68,958               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 18,486,805            2,346           2,498
====================================================================================================================================

 Anne E. Impellizzeri
   For                                                                                   18,402,008            2,346           2,496
   Withhold                                                                                  84,797               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 18,486,805            2,346           2,498
====================================================================================================================================

Peter R. Sawers
   For                                                                                   18,418,780            2,346           2,498
   Withhold                                                                                  68,025               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 18,486,805            2,346           2,498
====================================================================================================================================

William J. Schneider
   For                                                                                           --            2,346           2,496
   Withhold                                                                                      --               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         --            2,346           2,498
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                                                           --            2,346           2,498
   Withhold                                                                                      --               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         --            2,346           2,498
====================================================================================================================================

Judith M. Stockdale
   For                                                                                   18,398,033            2,346           2,496
   Withhold                                                                                  88,772               --               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 18,486,805            2,346           2,498
====================================================================================================================================

RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                                                   18,392,073            2,344           2,478
   Against                                                                                   26,355               --              20
   Abstain                                                                                   68,377                2              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 18,486,805            2,346           2,498
====================================================================================================================================

                            PORTFOLIO OF INVESTMENTS
                            Nuveen Investment Quality Municipal Fund, Inc. (NQM)
                            OCTOBER 31, 1998
   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 1.9%
$ 14,850,000    Alaska Housing Finance Corporation, General
                 Housing Purpose Bonds, 1994 Series A,
                 5.400%, 12/01/13                                                          6/04 at 102         Aa2       $15,324,606

------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.3%

    7,000,000   Arkansas Development Finance Authority, Home Mortgage
                 Revenue Bonds, 1998 Series A
                 (Non-AMT), 5.150%, 7/01/17                                            7/08 at 101 1/2         AAA         7,079,100

    3,250,000   City of North Little Rock, Arkansas, Health Facilities
                 Board (Baptist Health), Healthcare Revenue Bonds,
                 Series 1996A, 5.400%, 12/01/16                                           12/06 at 101         AAA         3,362,808

------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 14.9%

    9,650,000   Certificates of Participation (1991 Financing Project),
                 County of Alameda, California, Alameda
                 County Public Facilities Corporation, 6.000%, 9/01/21                     9/06 at 102         AAA        10,648,100

   22,400,000   California Health Facilities Financing Authority,
                 Kaiser Permanente Revenue Bonds, 1993 Series C,
                 5.600%, 5/01/33                                                           5/03 at 102           A        23,157,120

    9,625,000   California Health Facilities Financing Authority,
                 Hospital Revenue Bonds (Children's Hospital
                 of Los Angeles), 1991 Series A, 7.125%, 6/01/21
                 (Pre-refunded to 6/01/01)                                                 6/01 at 102         Aaa        10,668,735

    5,925,000   State Public Works Board of the State of California,
                 Lease Revenue Refunding Bonds (The Regents of
                 the University of California), 1993 Series A (Various University of
                 California Projects), 5.500%, 6/01/21                                     6/03 at 102         Aa3         6,175,213

    7,140,000   Culver City Redevelopment Financing Authority, 1993 Tax
                 Allocation Refunding Revenue Bonds,
                 5.000%, 11/01/23                                                         11/03 at 102         AAA         7,134,931

    9,740,000   Huntington Park Redevelopment Agency, Single Family
                 Residential Mortgage Revenue Refunding
                 Bonds, 1986 Series A, 8.000%, 12/01/19                                   No Opt. Call        AAA*        13,624,604

    4,000,000   City of Loma Linda, California, Hospital Revenue
                 Bonds (Loma Linda University Medical Center
                 Project), Series 1993-A, 6.500%, 12/01/18                                12/03 at 102         BBB         4,322,920

    7,155,000   Department of Water and Power of The City of Los Angeles,
                 Water Works Refunding Revenue Bonds,
                 Second Issue of 1993, 4.500%, 5/15/23                                     5/03 at 102         AAA         6,695,506

   15,770,000   Ontario Redevelopment Financing Authority (San Bernardino
                 County, California) 1995 Revenue
                 Refunding Bonds (Ontario Redevelopment Project No.1), 7.400%, 8/01/25    No Opt. Call         AAA        21,714,344

   13,145,000   City of Perris, California, Single Family Mortgage
                 Revenue Bonds (GNMA Mortgage-Backed
                 Securities), 1988 Series B, 8.200%, 9/01/23 (Alternative Minimum Tax)    No Opt. Call         AAA        18,002,078


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 2.7%

    4,940,000   Castle Pines Metropolitan District, Douglas County,
                 Colorado, General Obligation Refunding and
                 Improvement Bonds, Series 1990, 7.625%, 12/01/15
                 (Pre-refunded to 12/01/00)                                               12/00 at 102         AAA         5,445,362

    2,285,000   Colorado Housing Finance Authority, Single Family
                 Program Senior and Subordinate Bonds,
                 1996 Series B, 7.450%, 11/01/27                                           5/06 at 105         Aa2         2,636,593

                City and County of Denver, Colorado, Airport
                System Revenue Bonds, Series 1991A:
      820,000    8.000%, 11/15/25 (Pre-refunded to 11/15/01) (Alternative Minimum Tax)    11/01 at 100         Aaa           921,541
    2,265,000    8.000%, 11/15/25 (Alternative Minimum Tax)                               11/01 at 100        Baa1         2,490,979

    7,865,000   Colorado Springs School District No. 11, El Paso County,
                 Colorado, General Obligation Improvement
                 Bonds, Series 1996, 7.125%, 12/01/21                                     12/07 at 125         AA-        10,300,555


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 2.1%

                Connecticut Housing Finance Authority, Housing
                Mortgage Finance Program Bonds, 1997 Series C:
    1,000,000    5.700%, 11/15/17 (Alternative Minimum Tax)                               11/07 at 102          AA         1,048,430
    8,605,000    5.850%, 11/15/28 (Alternative Minimum Tax)                               11/07 at 102          AA         9,055,386

    6,985,000   Connecticut Housing Finance Authority, Housing
                 Mortgage Finance Program Bonds, 1996 Series D,
                 Subseries D-2, 6.200%, 11/15/27 (Alternative Minimum Tax)                 5/06 at 102          AA         7,461,656

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.7%

$   5,215,000   District of Columbia Housing Finance Agency,
                 Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1990A, 8.100%, 12/01/23 (Alternative Minimum Tax)                 12/00 at 102         AAA       $ 5,586,830


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 4.8%

    4,000,000   Hillsborough County Port District, Florida (Tampa
                 Port Authority), Revenue Bonds, Series 1990,
                 8.250%, 6/01/09 (Pre-refunded to 12/01/00)                               12/00 at 102     Baa1***         4,453,080

   20,000,000   Jacksonville Health Facilities Authority, Health
                 Facilities Revenue Refunding Bonds, Daughters of
                 Charity National Health System Inc. - St. Vincent's
                 Medical Center Issue, Series 1990,
                 7.500%, 11/01/15 (Pre-refunded to 11/01/00)                              11/00 at 102         Aaa        21,941,200

                Orange County Housing Finance Authority, GNMA Collateralized
                Mortgage Revenue Refunding Bonds, 1990 Series A:
    1,300,000    7.500%, 7/01/10                                                           7/00 at 103         AAA         1,371,903
   11,035,000    7.600%, 1/01/24                                                           7/00 at 103         AAA        11,720,936


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.6%

    2,250,000   Municipal Electric Authority of Georgia, Project One
                 Special Obligation Bonds, Fourth Crossover Series,
                 6.500%, 1/01/20                                                          No Opt. Call           A         2,643,413

   10,000,000   Development Authority of Monroe County (Georgia),
                 Pollution Control Revenue Bonds (Georgia
                 Power Company Plant - Scherer Project), Second Series 1994,
                 6.750%, 10/01/24                                                         10/99 at 102          A+        10,382,700

    7,325,000   Wayne County Development Authority, Solid Waste
                 Disposal Revenue Bonds (ITT Rayonier, Inc. Project),
                 Series 1990, 8.000%, 7/01/15 (Alternative Minimum Tax)                    7/00 at 102        BBB+         7,825,810


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 5.3%

    7,500,000   Community College District No. 508, Cook County,
                 Illinois, Certificates of Participation,
                 8.750%, 1/01/07                                                          No Opt. Call         AAA         9,807,000

    3,305,000   Illinois Health Facilities Authority, Revenue Bonds,
                 Series 1990 (Riverside Senior Living Center
                 Project), 7.500%, 11/01/20 (Pre-refunded to 11/01/00)                    11/00 at 102       A3***         3,616,959

    5,000,000   Illinois Health Facilities Authority, Revenue Bonds,
                 Series 1989B (ServantCor), 7.875%, 8/15/19
                 (Pre-refunded to 8/15/99)                                                 8/99 at 102      N/R***         5,282,950

    5,900,000   Community Unit School District Number 7, Madison County,
                 Illinois, School Building Bonds,
                 Series 1994, 5.850%, 2/01/13                                             No Opt. Call         AAA         6,707,474

    3,585,000   City of Pekin, Illinois, Multifamily Housing Refunding
                 Revenue Bonds, Series 1992A (FHA Insured
                 Mortgage Loan - Section 8 Assisted Project), 6.875%, 5/01/22              5/03 at 103         AAA         3,851,545

    1,960,000   City of Peoria, Peoria County, City of Pekin,
                 Tazewell and Peoria Counties, and City of Waukegan,
                 Lake County (Illinois) Jointly, GNMA Collateralized
                 Mortgage Revenue Bonds, Series 1990,
                 7.875%, 8/01/22 (Alternative Minimum Tax)                                 8/00 at 103         AA+         2,058,274

    5,390,000   Regional Transportation Authority, Cook, DuPage,
                 Kane, Lake, McHenry and Will Counties, Illinois,
                 General Obligation Bonds, Series 1992A, 9.000%, 6/01/07                  No Opt. Call         AAA         7,254,778

      860,000   Regional Transportation Authority, Cook, DuPage,
                 Kane, Lake, McHenry and Will Counties, Illinois,
                 General Obligation Bonds, Series 1992B, 9.000%, 6/01/07                  No Opt. Call         AAA         1,157,534

                Southwestern Illinois Development Authority, Solid Waste
                Disposal Revenue Bonds (Laclede Steel Company Project), Series 1990:
      660,000    8.375%, 8/01/08 (Alternative Minimum Tax)                                 8/00 at 103           A           717,506
    2,910,000    8.500%, 8/01/20 (Alternative Minimum Tax)                                 8/00 at 103           A         3,169,601


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 0.8%

    6,000,000   Hospital Authority of Delaware County (Indiana),
                 Hospital Revenue Bonds, Series 1991
                 (Ball Memorial Hospital), 6.625%, 8/01/16 (Pre-refunded to 8/01/01)       8/01 at 102         AAA         6,576,960


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.5%

    4,500,000   Sedgwick County, Kansas and Shawnee County,
                 Kansas, Single Family Mortgage Revenue Bonds
                 (Mortgaged-Backed Securities Program),
                 1997 Series A-1, 6.950%, 6/01/29
                 (Alternative Minimum Tax)                                                No Opt. Call         Aaa         5,017,455

    4,870,000   City of Topeka, Kansas, Variable Rate Demand
                 Industrial Revenue Refunding Bonds, Series 1988
                 (Sunwest Hotel Corporation Project), 9.500%,
                 10/01/16 (Pre-refunded to 8/15/16)
                 (Alternative Minimum Tax)                                                 8/16 at 100         AAA         6,950,026

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 2.7%

$  12,500,000   County of Jefferson, Kentucky, Pollution Control
                 Revenue Bonds, 1995 Series A (Louisville Gas and
                 Electric Company Project), 5.900%, 4/15/23                                4/05 at 102         Aa2       $13,408,625

    1,480,000   Kentucky Housing Corporation, Housing Revenue
                 Bonds (FHA Insured/VA Guaranteed), 1990 Series C
                 Bonds, 8.100%, 1/01/22 (Alternative Minimum Tax)                          7/00 at 102         AAA         1,559,654

    7,740,000   County of Warren, Kentucky, Hospital Revenue Bonds,
                 Series 1998 (Bowling Green-Warren County
                 Community Hospital Corporation), 4.875%, 4/01/27                          4/08 at 101         AAA         7,418,248


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 6.1%

    4,945,000   East Baton Rouge Mortgage Finance Authority,
                 Single Family Mortgage Revenue Bonds (GNMA
                 Mortgage Backed Securities Program), Series 1990A, 7.875%, 8/01/23
                 (Alternative Minimum Tax)                                                 8/00 at 102         Aaa         5,174,102

    4,600,000   East Baton Rouge Mortgage Finance Authority,
                 Single Family Mortgage Revenue Refunding Bonds
                 (GNMA and FNMA Mortgage-Backed Securities Program),
                 Series 1997D, 5.900%, 10/01/30
                 (Alternative Minimum Tax)                                                10/07 at 102         Aaa         4,818,592

    2,550,000   Louisiana Public Facilities Authority (West
                 Jefferson Medical Center), 7.900%, 12/01/15
                 (Pre-refunded to 12/01/98)                                               12/98 at 102         AAA         2,611,277

   15,890,000   Louisiana Public Facilities Authority, Fixed
                 Rate Health and Education Capital Facilities Revenue Bonds
                 (West Jefferson Medical Center), Series 1985D, 7.900%, 12/01/15           6/99 at 102         AAA        16,268,023

    4,560,000   Louisiana Public Facilities Authority, Extended
                 Care Facilities Revenue Bonds (Comm-Care Corporation
                 Project), Series 1994, 11.000%, 2/01/04                                  No Opt. Call         BBB         5,480,345

   11,545,000   Orleans Parish School Board, Public School
                 Refunding Bonds, Series 1987,
                 9.000%, 2/01/09                                                          No Opt. Call         AAA        16,010,375


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 0.6%

    4,880,000   Maine State Housing Authority, Mortgage Purchase
                 Bonds, 1994 Series C-2, 6.875%, 11/15/23
                 (Alternative Minimum Tax)                                                10/04 at 102          AA         5,255,126


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.3%

    2,000,000   City of Gaithersburg (Maryland), First Mortgage
                 Economic Development Revenue Bonds (Asbury
                 Methodist Home, Incorporated Facility),
                 Series 1990, 7.850%, 1/01/20
                 (Pre-refunded to 1/01/00)                                                 1/00 at 102      N/R***         2,135,300


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 8.3%

   16,250,000   City of Boston, Massachusetts, Revenue Bonds,
                 Boston City Hospital (FHA Insured Mortgage),
                 Series A, 7.625%, 2/15/21 (Pre-refunded to 8/15/00)                       8/00 at 102         Aaa        17,694,625

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, Goddard Memorial Hospital Issue, Series B:
    3,810,000    9.000%, 7/01/15 (Pre-refunded to 7/01/00)                                 7/00 at 102         Aaa         4,221,518
    5,705,000    9.000%, 7/01/15                                                           7/00 at 102         BBB         6,174,407

      535,000   Massachusetts Housing Finance Agency,
                 Residential Housing Revenue Bonds, 1988 Series B,
                 8.100%, 8/01/23 (Alternative Minimum Tax)                                 8/99 at 102          A-           553,869

                Massachusetts Water Resources Authority,
                General Revenue Bonds, 1990 Series A:
   15,000,000    7.625%, 4/01/14 (Pre-refunded to 4/01/00)                                 4/00 at 102         AAA        16,148,700
    4,000,000    7.500%, 4/01/16 (Pre-refunded to 4/01/00)                                 4/00 at 102         AAA         4,299,440

    4,000,000   Massachusetts Water Resources Authority,
                 General Revenue Refunding Bonds, Series 1993,
                 5.000%, 3/01/22                                                           3/03 at 100         AAA         3,932,120

   15,000,000   Massachusetts Water Resources Authority,
                 General Revenue Refunding Bonds, 1997 Series D,
                 5.000%, 8/01/24                                                           8/08 at 101         AAA        14,816,850


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.9%

   10,000,000   City of Detroit, Michigan, Water Supply
                 System Revenue and Revenue Refunding Bonds,
                 Series 1993, 6.500%, 7/01/15                                             No Opt. Call         AAA        11,953,800

    3,650,000   City of Detroit, Michigan, Water Supply
                 System Revenue (Senior Lien) Bonds, Series 1997-A,
                 5.000%, 7/01/27                                                           7/07 at 101         AAA         3,597,769

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.4%

$   5,000,000   The Dakota County Housing and Redevelopment
                 Authority, The Washington County Housing and
                 Redevelopment Authority, and The City of
                 Bloomington, Minnesota, Single Family Residential Mortgage
                 Revenue Bonds (Mortgage Backed Program),
                 Series 1988, 8.450%, 9/01/19
                 (Alternative Minimum Tax)                                                No Opt. Call         AAA       $ 7,130,350

    1,330,000   The Dakota County Housing and Redevelopment
                 Authority, Minnesota, Governmental Housing
                 Development Bonds (Dakota County, Minnesota,
                 General Obligation - Burnsville Senior Housing
                 Facility), Series 1998, 4.750%, 1/01/23                                   1/08 at 100         AAA         1,313,907

    2,860,000   City of Hopkins, Minnesota, Elderly Housing
                 Revenue Refunding Bonds (St. Therese Southwest, Inc.
                 Project), Series 1994A, 6.500%, 3/01/19 (Pre-refunded to 3/01/04)         3/04 at 102         AAA         3,262,202


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.4%

    1,950,000   Mississippi Housing Finance Corporation, Single
                 Family Mortgage Purchase Revenue Bonds,
                 Series 1989 (GNMA Mortgage-Backed
                 Securities Program), 8.250%, 10/15/18
                 (Alternative Minimum Tax)                                                10/99 at 102         AAA         2,035,605

      895,000   Mississippi Home Corporation, Single Family
                 Senior Revenue Refunding Bonds, Series 1990A,
                 9.250%, 3/01/12                                                           9/00 at 103         AAA           957,426


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.3%

    2,125,000   Missouri Housing Development Commission,
                 Single Family Mortgage Revenue Bonds
                 (Homeownership Loan Program),
                 1997 Series A-2, 7.300%, 3/01/28
                 (Alternative Minimum Tax)                                                 3/07 at 105         AAA         2,424,880


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 2.1%

    3,300,000   Nebraska Higher Education Loan Program, Inc.,
                 Student Loan Program Revenue Bonds,
                 1993 Series B, 5.875%, 6/01/14 (Alternative Minimum Tax)                  3/04 at 102         AAA         3,432,198

   13,330,000   Nebraska Investment Finance Authority, Single
                 Family Housing Revenue Bonds, 1995 Series B,
                 6.450%, 3/01/35 (Alternative Minimum Tax)                             3/05 at 101 1/2         AAA        14,132,999


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 11.2%

                The City of New York, General Obligation Bonds, Fiscal 1997 Series G:
       95,000    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                              10/07 at 101       A-***           109,270
    9,905,000    6.000%, 10/15/26 10/07 at 101                                            10/07 at 101          A-        10,792,686

    7,000,000   New York City (New York), Municipal Water Finance
                 Authority, Water and Sewer System Revenue
                 Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26                              6/06 at 101         AAA         7,532,420

                New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1991 Series A:
   10,200,000    7.500%, 6/15/19 (Pre-refunded to 6/15/00)                             6/00 at 101 1/2         Aaa        10,999,170
   11,500,000    6.000%, 6/15/20 (Pre-refunded to 6/15/00)                                      at 100         Aaa        11,971,040

    4,200,000   New York City Industrial Development Agency, Special
                 Facility Revenue Bonds (1990 American
                 Airlines, Inc. Project), 8.000%, 7/01/20 (Alternative Minimum Tax)        1/99 at 102        Baa2         4,311,048

   14,235,000   Dormitory Authority of the State of New York, City
                 University System Consolidated Second
                 General Resolution Revenue Bonds, Series 1990D, 8.750%, 7/01/02          No Opt. Call        BBB+        16,555,447

   10,000,000   Dormitory Authority of the State of New York, City
                 University System Consolidated, Second General
                 Resolution Revenue Bonds, Series 1990F, 7.875%, 7/01/17
                 (Pre-refunded to 7/01/00)                                                 7/00 at 102         Aaa        10,907,800

    8,960,000   Dormitory Authority of the State of New York, State
                 University Educational Facilities, Revenue Bonds,
                 Series 1989B, 7.250%, 5/15/15 (Pre-refunded to 5/15/00)                   5/00 at 102         Aaa         9,644,455

    3,500,000   State of New York Mortgage Agency, Homeowner Mortgage
                 Revenue Bonds, Series HH-3,
                 7.950%, 4/01/22 (Alternative Minimum Tax)                                 6/00 at 102         Aa2         3,669,470

    5,000,000   New York State Medical Care Facilities Finance
                 Agency, St. Luke's-Roosevelt Hospital Center
                 FHA-Insured Mortgage Revenue Bonds,
                 1989 Series B, 7.450%, 2/15/29
                 (Pre-refunded to 2/15/00)                                                 2/00 at 102         AAA         5,348,950


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 2.9%

    2,795,000   Charlotte Mortgage Revenue Refunding Bonds (FHA
                 Insured Mortgage-Double Oaks Apartments),
                 7.350%, 5/15/26                                                          11/07 at 100         AAA         3,127,717

   19,200,000   North Carolina Eastern Municipal Power Agency,
                 Power System Revenue Bonds, Refunding
                 Series 1996 B, 5.875%, 1/01/21                                            1/07 at 102         AAA        20,959,296

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 1.8%

$   8,990,000   Northern Wasco County Peoples Utility District,
                 Wasco County, Oregon, McNary Dam Fishway
                 Hydroelectric Project Revenue Bonds, Series 1993
                 (Bonneville Power Administration),
                 5.200%, 12/01/24                                                         12/03 at 102         Aa1       $ 9,039,805

    2,500,000   State of Oregon, Department of General Services,
                 Certificates of Participation
                 (1990 Real Property Financing Program),
                 Series F, 7.500%, 9/01/15
                 (Pre-refunded to 9/01/00)                                                 9/00 at 102         AAA         2,727,225

    2,500,000   Hillsboro School District No. 1J, Washington,
                 Multnomah and Yamhill Counties, Oregon,
                 General Obligation Refunding Bonds, Series 1998, 5.000%, 11/01/12        No Opt. Call         Aa3         2,640,800


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.3%

    4,905,000   McKean County Hospital Authority, Hospital
                 Revenue Bonds, Series of 1990 (Bradford Hospital
                 Project), 8.875%, 10/01/20                                               10/00 at 102        BBB-         5,461,374

    6,395,000   Pennsylvania Housing Finance Agency, Single
                 Family Mortgage Revenue Bonds, Series 1990-28,
                 7.650%, 10/01/23 (Alternative Minimum Tax)                               10/00 at 102         AA+         6,545,091

    7,040,000   City of Philadelphia, Pennsylvania, Water and
                 Wastewater Revenue Bonds, Series 1993,
                 5.000%, 6/15/16                                                           6/03 at 100         AAA         7,049,645


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 4.0%

    4,835,000   Newport Housing Development Corporation, 1995
                 Multifamily Mortgage Revenue Refunding Bonds
                 (Broadway-West Broadway Apartments - FHA
                 Insured Mortgage Section 8 Assisted Project),
                 Series A, 6.800%, 8/01/24                                                 6/03 at 100         AAA         5,400,018

   25,250,000   Rhode Island Health and Educational Building
                 Corporation, Hospital Financing Revenue Bonds,
                 Lifespan Obligated Group Issue, Series 1996, 5.750%, 5/15/23              5/07 at 102         AAA        26,989,220


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 0.4%

    3,475,000   South Carolina State Housing Finance and
                 Development Authority, Homeownership Mortgage
                 Purchase Bonds, 1990 Series C,
                 7.750%, 7/01/22 (Alternative Minimum Tax)                                 7/00 at 102          AA         3,648,403


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.2%

    1,895,000   Tennessee Housing Development Agency,
                 Homeownership Program Bonds, Issue H, Series 1988,
                 7.825%, 7/01/15 (Alternative Minimum Tax)                                 7/12 at 100          AA         1,970,345


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 3.9%

    4,295,000   Brazos River Authority (Texas), Collateralized
                 Pollution Control Revenue Bonds  (Texas Utilities
                 Electric Company Project), Series 1989A, 8.250%, 1/01/19
                 (Alternative Minimum Tax)                                                 1/99 at 102        BBB+         4,407,314

    2,000,000   Brazos River Authority (Texas), Collateralized
                 Pollution Control Revenue Bonds (Texas Utilities
                 Electric Company Project), Series 1990A,
                 8.125%, 2/01/20 (Alternative Minimum Tax)                                 2/00 at 102        BBB+         2,125,040

    3,500,000   Brazos River Authority (Texas), Collateralized
                 Pollution Control Revenue Refunding Bonds
                 (Texas Utilities Electric Company Project), Series 1993A,
                 5.500%, 5/01/22                                                          11/03 at 102         AAA         3,664,360

    2,260,000   The Cameron County Housing Finance Corporation,
                 GNMA Collateralized Mortgage Revenue
                 Refunding Bonds, 1990 Series B, 7.850%, 3/01/24                           9/00 at 103         AAA         2,392,617

                Dallas Housing Corporation Refunding and Capital Program Revenue
                Bonds (Section 8 Assisted Projects), Series 1990:
    1,000,000    7.700%, 8/01/05                                                           8/00 at 102        Baa2         1,052,470
    2,000,000    7.850%, 8/01/13                                                           8/00 at 102        Baa2         2,104,680

   13,175,000   Harris County Hospital District Refunding Revenue Bonds,
                 Texas, Series 1990,
                 7.400%, 2/15/10                                                          No Opt. Call         AAA        16,023,435


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 0.5%

    3,955,000   Vermont Housing Finance Agency, Single Family Housing Bonds,
                 Series 1, 8.150%, 5/01/25
                 (Alternative Minimum Tax)                                                11/00 at 102          A+         4,168,926


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 7.6%

   11,320,000   State of Washington, General Obligation Bonds, Series 1994A,
                 4.750%, 10/01/1310/03 at 100      AA+        11,326,905

    3,000,000   Washington Health Care Facilities Authority Revenue Bonds,
                 Series 1990 (Franciscan Health System/
                 St. Francis Community Hospital of
                 Federal Way), 7.250%, 7/01/15
                 (Pre-refunded to 7/01/00)                                                 7/00 at 102         AAA         3,241,140

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (CONTINUED)

$   2,000,000   Washington Public Power Supply System, Nuclear
                 Project No. 1 Refunding Revenue Bonds,
                 Series 1990C, 8.000%, 7/01/17 (Pre-refunded to 7/01/00)                   7/00 at 102         AAA       $ 2,183,860

                Washington Public Power Supply System, Nuclear
                Project No. 1 Refunding Revenue Bonds,
                Series 1989A:
    1,745,000    7.500%, 7/01/15 (Pre-refunded to 7/01/99)                                 7/99 at 102         AAA         1,832,022
    1,460,000    7.500%, 7/01/15 (Pre-refunded to 7/01/99)                                 7/99 at 102         Aaa         1,532,517

    5,650,000   Washington Public Power Supply System, Nuclear
                 Project No. 2 Refunding Revenue Bonds,
                 Series 1990B, 7.000%, 7/01/12 (Pre-refunded to 7/01/00)                   7/00 at 102         Aaa         6,076,631

   13,900,000   Washington Public Power Supply System, Nuclear
                 Project No. 3 Refunding Revenue Bonds,
                 Series 1989B, 7.250%, 7/01/15 (Pre-refunded to 1/01/00)                   1/00 at 102         AAA        14,773,892

   16,060,000   Washington Public Power Supply System, Nuclear
                 Project No. 3 Refunding Revenue Bonds,
                 Series 1993B, 5.600%, 7/01/15                                             7/03 at 102         AAA        16,806,147

    4,500,000   Washington Public Power Supply System, Nuclear
                 Project No. 3 Refunding Revenue Bonds,
                 Series 1993C, 5.375%, 7/01/15                                             7/03 at 102         Aa1         4,598,234


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 0.4%

    3,145,000   Wisconsin Housing and Economic Development
                 Authority, Home Ownership
                 Revenue Bonds, 1989 Series B, 7.600%, 3/01/15                             9/99 at 102          AA         3,251,773
------------------------------------------------------------------------------------------------------------------------------------

$ 728,750,000   Total Investments - (cost $730,329,939) - 97.9%                                                          802,549,491
=============-----------------------------------------------------------------------------------------------------------------------
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.6%

    4,500,000   City of Chicago, Chicago Midway Airport,
                 Second Lien Revenue Bonds, Series 1998A,
                 Variable Rate Demand Bonds, 3.850%, 1/01/29+ (Alternative Minimum Tax)                     VMIG-1         4,500,000

      800,000   Geisinger Authority Health System,
                 Series 1998B, Variable Rate Demand Bonds,
                 3.700%, 8/15/28+                                                                           VMIG-1           800,000
------------------------------------------------------------------------------------------------------------------------------------
$   5,300,000   Total Temporary Investments - 0.6%                                                                         5,300,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      12,300,997
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $820,150,488
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

N/R Investment is not rated.

See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            Nuveen Select Quality Municipal Fund, Inc. (NQS)
                            OCTOBER 31, 1998
   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.8%

$   2,900,000   The Water Works Board of the City of Arab (Alabama),
                 Water Revenue Bonds, Series 1991,
                 7.050%, 8/01/16                                                           8/01 at 102         AAA       $3,190,174

    2,625,000   Jefferson County, Alabama, Sewer Revenue Refunding
                 Warrants, Series 1997-A,
                 5.375%, 2/01/27                                                           2/07 at 100         AAA        2,700,521


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.2%

    3,230,000   Arkansas Development Finance Authority, Single Family
                 Mortgage Revenue Refunding Bonds,
                 1991 Series A (FHA Insured or VA Guaranteed
                 Mortgage Loans), 8.000%, 8/15/11                                            8/01 at 103        AA        3,434,491

    4,500,000   City of Little Rock, Arkansas, Hotel and
                 Restaurant Gross Receipts Tax Refunding Bonds,
                 Series 1993, 7.375%, 8/01/15                                             No Opt. Call           A        5,741,280


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 6.8%

    3,125,000   State of California Department of Transportation,
                 Refunding Certificates of Participation,
                 Series 1997A, 5.250%, 3/01/16                                             3/07 at 102         AAA        3,242,188

    3,200,000   State of California Department of Water Resources,
                 Central Valley Project, Water System
                 Revenue Bonds, Series M, 4.875%, 12/01/27                                12/03 at 101          AA        3,126,880

    4,000,000   California Statewide Communities Development
                 Authority, Certificates of Participation
                 (Sisters of Charity of Leavenworth Health
                 Services Corporation), 5.000%, 12/01/23                                  12/03 at 102          AA        3,940,760

    7,285,000   Department of Water and Power of The City of
                 Los Angeles (California), Electric Plant
                 Refunding Revenue Bonds, Issue of 1993, 5.375%, 9/01/23                   9/03 at 102         Aa3        7,528,319

   21,800,000   Los Angeles County Metropolitan Transportation
                 Authority (California), Proposition A Sales
                 Tax Revenue Refunding Bonds, Series 1993-A, 6.750%, 7/01/20
                 (Pre-refunded to 7/01/01)                                                 7/01 at 102         Aaa       24,036,898

   10,000,000   San Joaquin Hills Transportation Corridor Agency,
                 Toll Road Refunding Revenue Bonds,
                 Series 1997A, 5.250%, 1/15/30                                             1/07 at 102         AAA       10,249,500


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.6%

                City and County of Denver, Colorado, Airport
                System Revenue Bonds, Series 1992C:
    2,560,000    6.750%, 11/15/22 (Pre-refunded to 11/15/02) (Alternative Minimum Tax)    11/02 at 102         Aaa        2,892,442
    9,590,000    6.750%, 11/15/22 (Alternative Minimum Tax)                               11/02 at 102        Baa1       10,500,091

                City and County of Denver, Colorado, Airport
                System Revenue Bonds, Series 1991A:
    5,305,000    8.750%, 11/15/23 (Pre-refunded to 11/15/01) (Alternative Minimum Tax)    11/01 at 102         Aaa        6,170,458
   14,695,000    8.750%, 11/15/23 (Alternative Minimum Tax)                               11/01 at 102        Baa1       16,755,533

                City and County of Denver, Colorado, Airport
                System Revenue Bonds, Series 1991D:
    1,040,000    7.750%, 11/15/21 (Pre-refunded to 11/15/01) (Alternative Minimum Tax)    11/01 at 102         Aaa        1,179,994
    3,960,000    7.750%, 11/15/21 (Alternative  Minimum Tax)                              11/01 at 102        Baa1        4,402,490

    1,360,000   Jefferson County, Colorado, Single Family Revenue
                Refunding Bonds, Series 1991A,
                 8.875%, 10/01/13                                                          4/01 at 103         AAA        1,451,650


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 2.5%

    7,340,000   Connecticut Development Authority, Health Facility
                 Refunding Revenue Bonds, Alzheimer's Resource
                 Center of Connecticut, Inc. Project, Series 1991A,
                 10.000%, 8/15/21 (Pre-refunded to 8/15/01)                               8/01 at 103     N/R***          8,745,096

    9,785,000   Connecticut Development Authority, Health Facility
                 Refunding Revenue Bonds, Alzheimer's Resource
                 Center of Connecticut, Inc. Project, Series 1994A, 7.250%, 8/15/21        8/04 at 102         N/R       10,688,743


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.0%

    5,000,000   District of Columbia (Washington, D.C.), General
                 Obligation Bonds, Series 1998B,
                 6.000%, 6/01/11                                                          No Opt. Call         AAA        5,680,950

    1,615,000   District of Columbia Housing Finance Agency,
                 Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1990A, 8.100%, 12/01/23 (Alternative Minimum Tax)                 12/00 at 102         AAA        1,730,150

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 3.0%

$  14,250,000   Jacksonville Electric Authority (Jacksonville, Florida),
                 Bulk Power Supply System Revenue Bonds
                 (Scherer 4 Project), Issue One, Series 1991A,
                 6.750%, 10/01/21 (Pre-refunded to 10/01/00)                           10/00 at 101 1/2        Aaa       $15,336,56

    7,400,000   State of Florida, Orlando-Orange County Expressway
                 Authority, Junior Lien Revenue Refunding Bonds,
                 Series of 1993A, 5.125%, 7/01/20                                          7/03 at 102         AAA        7,432,634


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 2.3%

   16,000,000   Department of Budget and Finance of the State of
                 Hawaii, Special Purpose Revenue Bonds,
                 Kapiolani Health Care System Obligated Group (Pali
                 Momi Medical Center Project), Series 1991,
                 7.650%, 7/01/19 (Pre-refunded to 7/01/01)                                 7/01 at 102         AAA       17,909,760


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 7.4%

   14,605,000   City of Chicago, General Obligation Bonds (Emergency
                 Telephone System), Series 1993,
                 5.625%, 1/01/23                                                           1/03 at 102         AAA       15,420,251

    5,000,000   City of Chicago (Illinois), General Obligation Bonds,
                 Project and Refunding, Series 1995B,
                 5.125%, 1/01/25                                                           1/06 at 102         AAA        4,985,350

   30,000,000   Chicago School Reform Board of Trustees of the
                 Board of Education of the City of Chicago, Illinois,
                 Unlimited Tax General Obligation Bonds (Dedicated
                 Tax Revenues), Series 1998A,
                 0.000%, 12/01/25                                                         No Opt. Call         AAA        7,449,000

                Illinois Development Finance Authority, Multi-Family Housing
                Bonds, Series 1990 (Affordable Housing Preservation Foundation
                Project), Subseries A (FHA Insured Mortgage Loans - Lawless
                Gardens Project):
      775,000    7.650%, 7/01/07                                                           1/02 at 105         AAA          857,096
    6,780,000    7.650%, 12/31/31                                                          1/02 at 105         AAA        7,424,575

   10,375,000   Illinois Educational Facilities Authority,
                 Adjustable Demand Revenue Bonds, The University of Chicago,
                 Series 1985 Remarketed, 5.700%, 12/01/25 (Pre-refunded to 12/01/03)      12/03 at 102      Aa1***       11,438,126

    1,585,000   Illinois Housing Development Authority,
                 Multi-Family Housing Bonds, 1991 Series C,
                 7.400%, 7/01/23                                                           7/01 at 102          A+        1,670,289

    7,375,000   Metropolitan Pier and Exposition Authority (Illinois),
                 McCormick Place Expansion Project Refunding Bonds,
                 Series 1998A, 5.500%, 12/15/23                                           No Opt. Call         AAA        7,981,963


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 2.8%

    8,640,000   Avon Community School Building Corporation, First
                 Mortgage Bonds, Series 1994 (Hendricks County,
                 Indiana), 5.500%, 1/01/16                                                 1/04 at 101         AAA        8,948,707

    5,145,000   Beacon Heights Housing Development Corporation, 1991
                 Multifamily Mortgage Revenue Refunding
                 Bonds (FHA Insured Mortgage-Section 8
                 Assisted Project), Series A, 7.625%, 2/01/21                              6/01 at 100         AAA        5,384,706

    5,770,000   Fremont Middle School Building Corporation, First
                 Mortgage Refunding Bonds, Series 1994 A,
                 Steuben County, Indiana, 5.250%, 1/15/13                                  1/04 at 101         AAA        5,943,446

    1,090,000   Michigan City Housing Development Corporation, 1991
                 Multifamily Mortgage Revenue Refunding
                 Bonds (FHA Insured Mortgage-Section 8 Assisted
                 Project), Series A, 7.625%, 2/01/21                                       6/01 at 100         AAA        1,139,715


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 2.4%

    7,875,000   City of Merriam, Kansas, Hospital Refunding
                 Revenue Bonds, Series 1991C (Shawnee Mission
                 Medical Center, Inc. Project),
                 7.250%, 9/01/04 (Pre-refunded to 9/01/01)                                 9/01 at 102         AAA        8,458,774

    8,800,000   City of Merriam, Kansas, Hospital Refunding
                 Revenue Bonds, Series 1991B (Shawnee Mission
                 Medical Center, Inc. Project), 7.250%, 9/01/21
                 (Pre-refunded to 9/01/01)                                                 9/01 at 102         AAA        9,793,784


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.4%

    3,015,000   Lakeland Wesley Village, Inc., Mortgage Revenue
                 Refunding Bonds (Lakeland Wesley Village I
                 Elderly Section 8 Assisted Project/FHA Insured Mortgage),
                 Series 1991, 7.500%, 11/01/21                                            11/01 at 103          Aa        3,195,749


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 0.2%

    1,565,000   Calcasieu Parish Public Trust Authority (Louisiana),
                 Mortgage Revenue Refunding Bonds,
                 1991 Series A, 7.750%, 6/01/12                                            6/01 at 103          A1        1,666,381


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 4.7%

    7,375,000   Boston Housing Development Corporation, Mortgage
                 Revenue Refunding Bonds, Series 1994A
                 (FHA Insured Mortgage Loans - Section 8
                 Assisted Projects), 5.500%, 7/01/24                                        1/04 at 102        AAA        7,514,240

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (CONTINUED)

$   2,000,000   Massachusetts Health and Educational
                 Facilities Authority, Revenue Bonds, Lowell General Hospital
                 Issue, Series A, 8.400%, 6/01/11 (Pre-refunded to 6/01/01)                6/01 at 102       A3***       $2,266,340

   19,025,000   Massachusetts Water Resources Authority,
                 General Revenue Bonds, 1990 Series A, 6.000%, 4/01/20
                 (Pre-refunded to 4/01/00)                                                 4/00 at 100         AAA       19,700,197

    6,300,000   Somerville Housing Authority (Massachusetts),
                 Mortgage Revenue Bonds, Series 1990
                 (GNMA Collateralized - Clarendon Hill
                 Towers Project), 7.950%, 11/20/30                                         5/00 at 102         AAA        6,623,316


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.6%

    3,625,000   Fowlerville Community Schools, Counties of
                 Livingston, Ingham, and Shiawassee, State of Michigan,
                 1996 School Building and Site Bonds, 5.600%, 5/01/26                      5/07 at 100         AAA        3,831,988

    7,890,000   Michigan State Hospital Finance Authority,
                 Hospital Revenue Bonds (The Detroit Medical Center
                 Obligated Group), Series 1991A,
                 7.500%, 8/15/11 (Pre-refunded to 8/15/01)                                 8/01 at 102         Aaa        8,837,589


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.9%

    3,465,000   Chisago County, Southcentral Minnesota
                 Multi-County, and Stearns County, Housing and
                 Redevelopment Authorities, Single Family
                 Mortgage Revenue Refunding Bonds (Fannie Mae
                 Mortgage-Backed Securities Program), Series
                 1994B, 7.050%, 9/01/27 (Alternative Minimum Tax)                    3/04 at 102 27/32         AAA        3,764,826

                The Dakota, Washington, and Stearns Counties
                Housing and Redevelopment Authority, Single
                Family Mortgage Revenue Refunding Bonds (Fannie
                Mae Mortgage-Backed Securities Program),
                Series 1994A:
    1,750,000    6.600%, 9/01/17 (Alternative Minimum Tax)                                 3/04 at 102         AAA        1,866,533
    1,235,000    6.700%, 3/01/21 (Alternative Minimum Tax)                                 3/04 at 102         AAA        1,318,140


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.2%

    1,435,000   Goodman Housing Development Corporation, 1991
                 Multifamily Mortgage Revenue Refunding
                 Bonds (Goodhaven Manor-FHA Insured Mortgage,
                 Section 8 Assisted Project), Series A,
                 7.625%, 2/01/22                                                           8/01 at 100         AAA        1,501,297


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.5%

   10,550,000   Nebraska Investment Finance Authority, Single Family
                Housing Revenue Bonds, 1995 Series A,
                 6.800%, 3/01/35 (Alternative Minimum Tax)                             3/05 at 101 1/2         AAA       11,292,931


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 1.5%

   10,000,000   Clark County School District, Nevada, General
                 Obligation (Limited Tax), School Improvement Bonds,
                 Series 1996, 6.000%, 6/15/15                                              6/06 at 101         AAA       11,351,900


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 2.5%

    4,420,000   New Jersey Housing and Mortgage Finance Agency,
                 Section 8 Bonds, 1991 Series A,
                 6.850%, 11/01/06                                                         11/01 at 102         AA+        4,736,958

   13,920,000   The Pollution Control Financing Authority of
                 Salem County (New Jersey), Pollution Control
                 Revenue Refunding Bonds, 1993 Series C (Public
                 Service Electric and Gas Company Project),
                 5.550%, 11/01/33                                                         11/03 at 102         AAA       14,742,533


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 2.1%

   14,050,000   City of Farmington, New Mexico, Pollution
                 Control Refunding Revenue Bonds (Southern California
                 Edison Company Four Corners Project), 1991 Series A, 7.200%, 4/01/21      4/01 at 102          A+       15,267,995

    1,130,000   New Mexico Mortgage Finance Authority,
                 Single Family Mortgage Program Senior Bonds,
                 1989 Series A (Federally Insured or
                 Guaranteed Mortgage Loans), 7.800%, 3/01/21
                 (Alternative Minimum Tax)                                                 9/99 at 102         AA-        1,169,686


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 10.9%

   12,750,000   The City of New York, General Obligation Bonds,
                 Fiscal 1991 Series F, 8.250%, 11/15/10
                 (Pre-refunded to 11/15/01)                                           11/01 at 101 1/2         AAA       14,614,943

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (CONTINUED)
$   4,000,000   The City of New York, New York, General Bonds,
                 Fiscal 1998 Series F, 5.250%, 8/01/14                                    2/08 at 101           A-       $4,117,920

                The City of New York, General Obligation Bonds,
                Fiscal 1997 Series G:
       90,000    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                              10/07 at 101       A-***          103,519
    9,200,000    6.000%, 10/15/26                                                         10/07 at 101          A-       10,024,504

   10,000,000   Dormitory Authority of the State of New York,
                 Mental Health Services Facilities Improvement
                 Revenue Bonds, Series 1998D, 5.000%, 2/15/23                              8/08 at 101         AAA        9,909,000

    6,000,000   New York Local Government Assistance Corporation (A
                 Public Benefit Corporation of the
                 State of New York), Series 1991D Bonds, 7.000%,
                 4/01/18 (Pre-refunded to 4/01/02)                                         4/02 at 102         AAA        6,739,200

      100,000   New York State Medical Care Facilities Finance
                 Agency, Hospital and Nursing Home, FHA Insured
                 Mortgage Revenue Bonds, 1988, 8.000%, 2/15/28                            No Opt. Call         AAA          102,392

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1991
                Series B:
    1,020,000    7.600%, 2/15/06 (Pre-refunded to 8/15/01)                                 8/01 at 102       A-***        1,144,379
    1,010,000    7.600%, 8/15/06 (Pre-refunded to 8/15/01)                                 8/01 at 102       A-***        1,133,159
    5,970,000    7.625%, 8/15/17 (Pre-refunded to 8/15/01)                                 8/01 at 102       A-***        6,701,862

                New York Medical Care Facilities Finance Agency, Mental Health
                Services Facilities Improvement Revenue Bonds, 1991 Series D:
    5,380,000    7.400%, 2/15/18 (Pre-refunded to 2/15/02)                                 2/02 at 102       A-***        6,077,571
       40,000    7.400%, 2/15/18                                                           2/02 at 102          A-           44,545

                New York Medical Care Facilities Finance Agency, Mental Health
                Services Facilities Improvement Revenue Bonds, 1991 Series B:
      595,000    7.600%, 2/15/06                                                           8/01 at 102          A-          659,058
      580,000    7.600%, 8/15/06                                                           8/01 at 102          A-          642,443
    1,980,000    7.625%, 8/15/17                                                           8/01 at 102          A-        2,196,137

   12,940,000   New York State Urban Development Corporation,
                 1996 Corporate Purpose Senior Lien Bonds,
                 5.500%, 7/01/26                                                           7/06 at 102         AAA       13,516,089

    6,000,000   New York State Urban Development Corporation,
                 Correctional Capital Facilities Revenue Bonds,
                 Series 2, 7.500%, 1/01/18 (Pre-refunded to 1/01/01)                       1/01 at 102         Aaa        6,599,400


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.1%

    5,000,000   North Carolina Medical Care Commission Health Care
                 Revenue Bonds (Novant Health Project),
                 Series 1998B, 5.000%, 10/01/28                                           10/08 at 101         AAA        4,927,250

   18,555,000   North Carolina Eastern Municipal Power Agency,
                 Power System Revenue Bonds, Refunding
                 Series 1993 B, 5.500%, 1/01/17                                            1/03 at 100         AAA        19,014,607


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.5%

    1,295,000   Toledo-Lucas County Port Authority,
                 Development Revenue Bonds (Northwest Ohio Bond Fund),
                 Series 1989C, 8.400%, 11/15/09 (Alternative Minimum Tax)                 11/00 at 102         N/R        1,359,387

    2,235,000   Toledo-Lucas County Port Authority,
                 Development Revenue Bonds (Northwest Ohio Bond Fund),
                 Series 1989D, 8.500%, 11/15/00 (Alternative Minimum Tax)                 11/98 at 100         N/R        2,243,091

      320,000   Toledo-Lucas County Port Authority,
                 Development Revenue Bonds (Northwest Ohio Bond Fund),
                 Series 1990D, 8.500%, 5/15/00 (Alternative Minimum Tax)                  No Opt. Call         N/R          329,008


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 4.2%

    9,250,000   Oklahoma County Home Finance Authority (Oklahoma
                 County, Oklahoma), Single Family Mortgage
                 Revenue Refunding Bonds, 1991 Series A, 8.750%, 7/01/12                   7/01 at 102         Aaa        9,834,508

   21,025,000   Trustees of the Tulsa Municipal Airport Trust,
                 Revenue Bonds, Series 1991, 7.600%, 12/01/30
                 (Alternative Minimum Tax)                                                 6/01 at 102        Baa2       22,806,028


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.7%

    2,000,000   Philadelphia Authority for Industrial Development,
                 Airport Revenue Bonds, Series 1998A (Philadelphia
                 Airport System Project), 5.000%, 7/01/23 (Alternative Minimum Tax)        7/08 at 101         AAA        1,943,260

   10,000,000   City of Philadelphia, Pennsylvania,
                 Water and Sewer Revenue Bonds, Sixteenth Series,
                 7.000%, 8/01/18 (Pre-refunded to 8/01/01)                                 8/01 at 100         AAA       10,886,000

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 0.7%

$   5,000,000   Oconee County, South Carolina, Pollution
                 Control Facilities Revenue Refunding Bonds, Series 1993
                 (Duke Power Company Project), 5.800%, 4/01/14                             4/03 at 102         Aa2       $5,318,850


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 2.0%

    7,490,000   City of Sioux Falls, South Dakota, Variable
                 Rate Demand Industrial Revenue Refunding Bonds,
                 Series 1989 (Great Plains Hotel Corporation
                 Project), 8.500%, 11/01/16 (Pre-refunded to
                 10/15/14) (Alternative Minimum Tax)                                      10/14 at 100         AAA        9,992,109

    5,000,000   South Dakota Housing Development Authority,
                 Homeownership Mortgage Bonds, 1996 Series D,
                 6.300%, 5/01/27 (Alternative Minimum Tax)                                11/06 at 102         AAA        5,392,400


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.4%

    7,220,000   The Metropolitan Government of Nashville and
                 Davidson County (Tennessee), General Obligation
                 Multi-Purpose Improvement Bonds, Series 1994,
                 6.150%, 5/15/25 (Pre-refunded to 5/15/02)                                5/02 at 102          AAA        7,937,668

    5,500,000   The Tennessee Energy Acquisition Corporation,
                 Gas Revenue Bonds, Series 1998A,
                 4.500%, 9/01/08                                                          No Opt. Call         AAA        5,598,230

    4,865,000   Tennessee Housing Development Agency,
                 Homeownership Program Bonds, Issue V,
                 7.650%, 7/01/22 (Alternative Minimum Tax)                                 7/01 at 102          AA        5,085,725


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 6.8%

    6,480,000   Brazos River Authority (Texas), Collateralized
                 Pollution Control Revenue Bonds (Texas
                 Utilities Electric Company Project),
                 Series 1989A, 8.250%, 1/01/19
                 (Alternative Minimum Tax)                                                 1/99 at 102        BBB+        6,649,452

    8,580,000   Brazos River Authority (Texas), Collateralized
                 Pollution Control Revenue Bonds (Texas Utilities
                 Electric Company Project), Series 1990A, 8.125%,
                 2/01/20 (Alternative Minimum Tax)                                         2/00 at 102        BBB+        9,116,422

    3,500,000   Comal County Health Facilities Development
                 Corporation, Hospital Revenue Refunding Bonds
                 (McKenna Memorial Hospital FHA Insured Project),
                 Series 1991, 7.375%, 1/15/21                                              1/01 at 102         AAA        3,756,655

    9,450,000   El Paso Housing Finance Corporation, Single Family
                 Mortgage Revenue Refunding Bonds, Series 1991A,
                 8.750%, 10/01/11                                                          4/01 at 103          A2       10,481,846

    2,600,000   The Harrison County Finance Corporation, Single
                 Family Mortgage Revenue Refunding Bonds,
                 Series 1991, 8.875%, 12/01/11                                            12/01 at 103          A1        2,764,424

    5,000,000   City of Houston, Texas, Airport System Subordinate
                 Lien Revenue Bonds, Series 1998B,
                 5.000%, 7/01/25 (Alternative Minimum Tax) (WI)                            7/08 at 100         AAA        4,821,700

    7,000,000   Matagorda County Navigation District Number
                 One (Texas), Collateralized Revenue Refunding
                 Bonds (Houston Lighting and Power Company
                 Project), Series 1997, 5.125%, 11/01/28
                 (Alternative Minimum Tax) (WI, settling on 11/24/98)                     No Opt. Call         AAA        7,000,000

    2,395,000   Panhandle Regional Housing Finance Corporation,
                 Single Family Mortgage Revenue Bonds
                 (GNMA Mortgage-Backed Securities Program),
                 Series 1991A, 7.500%, 5/01/24
                 (Alternative Minimum Tax)                                                 5/01 at 100         AAA        2,482,944

    4,560,000   Winter Garden Housing Finance Corporation,
                 Single Family Mortgage Revenue Bonds
                 (GNMA and FNMA Mortgage-Backed Securities
                 Program), Series 1994, 6.950%, 10/01/27
                 (Alternative Minimum Tax)                                                 4/04 at 103         AAA        4,918,690


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 4.0%

   13,650,000   Intermountain Power Agency, Power Supply
                 Revenue Refunding Bonds, 1993 Series A,
                 5.500%, 7/01/20                                                           7/03 at 102         AAA       14,256,197

   16,550,000   Utah County, Utah, Hospital Revenue Bonds,
                 Series 1997 (IHC Health Services, Inc.),
                 5.250%, 8/15/26                                                           8/07 at 101         AAA       16,643,011


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 10.1%

                Municipality of Metropolitan Seattle, Washington,
                Sewer Refunding Revenue Bonds, Series Z:
    2,160,000    5.450%, 1/01/16                                                           1/03 at 102         AAA        2,236,745
    3,095,000    5.450%, 1/01/17                                                           1/03 at 102         AAA        3,198,280
    2,490,000    5.450%, 1/01/19                                                           1/03 at 102         AAA        2,559,969
    1,800,000    5.450%, 1/01/20                                                           1/03 at 102         AAA        1,850,580

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (CONTINUED)

$   4,000,000   Washington Public Power Supply System, Nuclear
                 Project No. 1 Refunding Revenue Bonds,
                 Series 1989B, 7.400%, 7/01/09 (Pre-refunded to 1/01/00)                   1/00 at 102         AAA       $4,258,040

   10,000,000   Washington Public Power Supply System, Nuclear
                 Project No. 1, Refunding Revenue Bonds,
                 Series 1997A, 5.125%, 7/01/16                                             7/07 at 102         AAA       10,081,100

                Washington Public Power Supply System, Nuclear
                Project No. 2, Refunding Revenue Bonds,
                Series 1992A:
    7,880,000    6.250%, 7/01/12 (Pre-refunded to 7/01/02)                                 7/02 at 102      Aa1***        8,690,773
    2,130,000    6.250%, 7/01/12                                                           7/02 at 102         Aa1        2,314,628

    2,000,000   Washington Public Power Supply System, Nuclear
                 Project No. 2, Refunding Revenue Bonds,
                 Series 1990A, 7.375%, 7/01/12 (Pre-refunded to 7/01/00)                   7/00 at 102         AAA        2,163,940

    5,000,000   Washington Public Power Supply System, Nuclear
                 Project No. 2, Refunding Revenue Bonds,
                 Series 1990B, 7.000%, 7/01/12 (Pre-refunded to 7/01/00)                   7/00 at 102         Aaa        5,377,550

    5,000,000   Washington Public Power Supply System, Nuclear
                 Project No. 2, Refunding Revenue Bonds,
                 Series 1994A, 5.375%, 7/01/11                                             7/04 at 102         Aa1        5,148,350
   24,060,000   Washington Public Power Supply System, Nuclear
                 Project No. 3, Refunding Revenue Bonds,
                 Series 1989B, 7.250%, 7/01/15 (Pre-refunded to 1/01/00)                   1/00 at 102         AAA       25,572,652

    3,935,000   Washington Public Power Supply System, Nuclear
                 Project No. 3, Refunding Revenue Bonds,
                 Series 1993C, 5.375%, 7/01/15                                             7/03 at 102         Aa1        4,020,901


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.8%

   11,080,000   Wisconsin Center District, Junior Dedicated Tax
                 Revenue Bonds, Series 1996B, 5.750%, 12/15/27                            12/06 at 101           A       11,778,151

    2,100,000   Wisconsin Health and Educational Facilities
                 Authority, Revenue Bonds (Wausau Hospitals, Inc.
                 Project), Series 1991B, 6.700%, 8/15/20 (Pre-refunded to 2/15/01)         2/01 at 102         AAA        2,280,763
------------------------------------------------------------------------------------------------------------------------------------

$ 738,035,000   Total Investments - (cost $702,670,022) - 99.6%                                                         767,029,951
=============-----------------------------------------------------------------------------------------------------------------------
                 TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.5%

$   3,500,000    Development Authority of Monroe County (Georgia),
=============     Pollution Control Revenue Bonds (Georgia Power
                  Company Plant, Scherer Project), First Series
                  1995, Variable Rate Demand Bonds,
                  3.700%, 7/01/25+                                                                        VMIG-1          3,500,000
------------------------------------------------------------------------------------------------------------------------------------

                 Other Assets Less Liabilities - (0.1%)                                                                    (755,545)
------------------------------------------------------------------------------------------------------------------------------------

                 Net Assets - 100%                                                                                     $769,774,406
====================================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

(WI) Security purchased on a when-issued basis (note 1). N/R Investment is not rated.

See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            Nuveen Quality Income Municipal Fund, Inc. (NQU)
                            OCTOBER 31, 1998
   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.1%

$  8,180,000    Alabama Drinking Water Finance Authority, Revolving Fund
                 Loan Bonds, Series 1998 A,
                 4.850%, 8/15/22                                                           9/08 at 100         AAA       $ 7,948,833

    6,500,000   The Governmental Utility Services Corporation of the
                 City of Bessemer (Alabama), Water Supply
                 Revenue Bonds, Series 1998, 5.200%, 6/01/24                               6/08 at 102         AAA         6,587,295

   17,000,000   The Industrial Development Board of the Town of
                 Courtland, Pollution Control Refunding Revenue
                 Bonds (Champion International Corporation Project),
                 Series 1995, 6.150%, 6/01/19                                              6/05 at 102        Baa1        17,943,500

    6,480,000   The Industrial Development Board of the Town of
                 Courtland (Alabama), Solid Waste Disposal Revenue
                 Bonds (Champion International Corporation Project),
                 Refunding Series 1998A, 5.700%, 10/01/28
                 (Alternative Minimum Tax)                                                10/08 at 102        Baa1         6,465,809


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 2.0%

    1,665,000   Alaska Housing Finance Corporation, Collateralized Bonds,
                 1991 First Series (Veterans Mortgage Program),
                 Issue A-1, 7.125%, 12/01/30                                               6/01 at 102         AAA         1,749,982

    6,750,000   Alaska Housing Finance Corporation, General Housing
                 Purpose Bonds, 1992 Series A,
                 6.600%, 12/01/23 (Pre-refunded to 12/01/02)                              12/02 at 102      Aa2***         7,579,170

   14,590,000   Alaska State Housing Finance Corporation, Governmental
                 Purpose Bonds, 1995 Series A,
                 5.875%, 12/01/30                                                         12/05 at 102         AAA        15,381,653


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.5%

    5,375,000   Yuma Regional Medical Center on behalf of Hospital
                 District No. 1 of Yuma County, Arizona, Hospital
                 Revenue Improvement and Refunding Bonds (Yuma
                 Regional Medical Center Project), Series 1992,
                 8.000%, 8/01/17 (Pre-refunded to 8/01/02)                             8/02 at 101 1/2      N/R***         6,248,330


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.1%

    2,915,000   Arkansas Development Finance Authority, Single
                 Family Mortgage Revenue Refunding Bonds,
                 1991 Series A (FHA Insured or VA Guaranteed
                 Mortgage Loans), 8.000%, 8/15/11                                          8/01 at 103        AA           3,099,549

    5,990,000   Arkansas Development Finance Authority, Single
                 Family Mortgage Revenue Bonds, 1995 Series B
                 (Mortgage-Backed Securities Program),
                 6.700%, 7/01/27 (Alternative Minimum Tax)                                 7/05 at 102      AAA            6,487,110

    1,690,000   Little River County, Arkansas, Refunding Revenue
                 Bonds (Georgia-Pacific Corporation Project),
                 Series 1998, 5.600%, 10/01/26 (Alternative Minimum Tax)                  10/07 at 102        Baa2         1,694,022

    2,500,000    Board of Trustees of the University of Arkansas, Parking System
                 Revenue Construction and Refunding Bonds (UAMS Campus), Series
                 1998, 5.050%, 7/01/19                                                     7/08 at 100         AAA         2,516,000


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 9.7%

   10,580,000   Brea Public Financing Authority (Orange County,
                 California), 1991 Tax Allocation Revenue Bonds, Series A
                 (Redevelopment Project AB), 7.000%, 8/01/15 (Pre-refunded to 8/01/01)     8/01 at 102         AAA        11,756,602

    4,420,000   Brea Public Financing Authority, Tax Allocation, 7.000%, 8/01/15           8/01 at 102         AAA         4,861,425

    3,855,000   California Housing Finance Agency, Home Mortgage
                 Revenue Bonds, 1991 Series G, 7.050%, 8/01/27
                 (Alternative Minimum Tax)                                                 8/01 at 102         Aa2         4,079,785

    5,860,000   California Housing Finance Agency, Multifamily
                 Housing Revenue Bonds III, 1998 Series A,
                 5.450%, 8/01/28 (Alternative Minimum Tax)                                 8/08 at 102         AAA         6,007,848

    3,000,000   California Health Facilities Financing Authority,
                 Kaiser Permanente, Revenue Bonds, 1993 Series C,
                 5.600%, 5/01/33                                                           5/03 at 102           A         3,101,400

    5,000,000   State of California, Veterans General
                 Obligation Bonds, Series BH, 5.600%, 12/01/32
                 (Alternative Minimum Tax)                                                12/03 at 102         Aa3         5,161,850

    9,250,000   State of California, Veterans General
                 Obligation Bonds, Series BL, 5.300%, 12/01/12
                 (Alternative Minimum Tax)                                                12/08 at 101         Aa3         9,444,065

   10,500,000   State of California, General Obligation Bonds, 5.000%, 2/01/21             2/08 at 101         Aa3        10,492,230

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (CONTINUED)

$  10,000,000   State of California, Veterans General
                 Obligation Bonds, Series BN (Non-AMT),
                 5.450%, 12/01/28                                                         12/03 at 101         Aa3       $10,191,100

    3,500,000   State Public Works Board of the State of California,
                 Lease Revenue Bonds (The Trustees of The California
                 State University), 1992 Series A (Various California
                 State University Projects), 6.625%, 10/01/10
                 (Pre-refunded to 10/01/02)                                               10/02 at 102         Aaa         3,958,325

   17,000,000   State Public Works Board of the State of California,
                 Lease Revenue Bonds (Department of Corrections),
                 1994 Series A (California State Prison-Monterey
                 County (Soledad II)), 7.000%, 11/01/19
                 (Pre-refunded to 11/01/04)                                               11/04 at 102         Aaa        20,252,780

    2,500,000   The Community Redevelopment Agency of the City of
                 Los Angeles, California, Central Business
                 District Redevelopment Project, Tax Allocation
                 Refunding Bonds, Series G,
                 6.750%, 7/01/10                                                           7/00 at 100         BBB         2,600,950

   3,000,000    Department of Water and Power of the City of
                 Los Angeles, California, Water Works Revenue Bonds,
                 Issue of 1992, 6.500%, 4/15/32                                            4/02 at 102          AA         3,313,320

    3,395,000   City of Norco Refunding Certificates of Participation,
                 Series 1998 (Sewer System and Water System
                 Improvement Project), 5.125%, 10/01/28                                   10/08 at 102         AAA         3,425,012

    6,700,000   County of Orange, California, 1996  Recovery
                 Certificates of Participation, Series A,
                 6.000%, 7/01/26                                                           7/06 at 102         AAA         7,521,956

    2,000,000   City of Redwood City Public Financing Authority,
                 1991 Local Agency Revenue Bonds, Series B,
                 7.250%, 7/15/11 (Pre-refunded to 7/15/01)                                 7/01 at 102       A-***         2,230,840

    9,190,000   City of San Jose Financing Authority (Santa
                 Clara County, California), 1993 Revenue Bonds,
                 Series C (Convention Center Refunding Project), 6.400%, 9/01/22           9/01 at 102          A+         9,840,652

    3,235,000   Southern California Home Financing Authority,
                 Single Family Mortgage Revenue Bonds
                 (GNMA and FNMA Mortgage-Backed Securities
                 Program), 1991 Issue A,
                 7.350%, 9/01/24 (Alternative Minimum Tax)                                 3/01 at 102         AAA         3,412,407


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.0%

                City and County of Denver, Colorado, Airport
                System Revenue Bonds, Series 1990A:
    8,765,000    8.500%, 11/15/23 (Alternative Minimum Tax)                               11/00 at 102        Baa1         9,636,767
    1,505,000    8.000%, 11/15/25 (Pre-refunded to 11/15/00) (Alternative Minimum Tax)    11/00 at 102         Aaa         1,665,975
   15,910,000    8.000%, 11/15/25 (Alternative Minimum Tax)                               11/00 at 102        Baa1        17,305,784

                City and County of Denver, Colorado, Airport
                System Revenue Bonds, Series 1991A:
    3,425,000    8.750%, 11/15/23 (Pre-refunded to 11/15/01) (Alternative Minimum Tax)    11/01 at 102         Aaa         3,983,755
    9,485,000    8.750%, 11/15/23 (Alternative Minimum Tax)                               11/01 at 102        Baa1        10,814,987
    1,100,000    8.000%, 11/15/25 (Pre-refunded to 11/15/01) (Alternative Minimum Tax)    11/01 at 100         Aaa         1,236,213
    3,040,000    8.000%, 11/15/25 (Alternative Minimum Tax)                               11/01 at 100        Baa1         3,343,301

                City and County of Denver, Colorado, Airport
                System Revenue Bonds, Series 1991D:
    3,165,000    7.750%, 11/15/21 (Alternative Minimum Tax)                               11/01 at 102        Baa1         3,518,657
    1,025,000    7.000%, 11/15/25 (Pre-refunded to 11/15/01) (Alternative Minimum Tax)    11/01 at 100         Aaa         1,122,990
    3,825,000    7.000%, 11/15/25 (Alternative Minimum Tax)                               11/01 at 100        Baa1         4,104,569

    5,110,000   County of Pueblo, Colorado, Hospital Refunding and
                 Improvement Revenue Bonds (Parkview Episcopal
                 Medical Center, Inc. Project) Series 1991B,
                 8.300%, 9/01/11 (Pre-refunded to 9/01/01)                                 9/01 at 100       N/R***        5,730,814


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.2%

    5,250,000   Dade County Industrial Development Authority,
                 Solid Waste Disposal Revenue Bonds (Florida
                 Power and Light Company Project), Series 1991, 7.150%, 2/01/23
                 (Alternative Minimum Tax)                                                 2/01 at 102         AA-         5,686,013

    8,485,000   St. Lucie County, Florida, Solid Waste Disposal
                 Revenue Bonds (Florida Power and Light Company
                 Project), Series 1991, 7.150%, 2/01/23 (Alternative Minimum Tax)          2/01 at 102         AA-         9,187,728


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.0%

                Clayton County Hospital Authority, Revenue Anticipation
                Certificates (Southern Regional Medical Center Project),
                Georgia, Series 1991:
    2,900,000    6.500%, 8/01/10 (Pre-refunded to 8/01/01)                                 8/01 at 102         AAA         3,171,063
    4,500,000    7.000%, 8/01/13 (Pre-refunded to 8/01/01)                                 8/01 at 102         AAA         4,977,810

   15,900,000   The Fulton-De Kalb Hospital Authority, Georgia, Revenue
                 Certificates, Series 1991 (Grady Memorial
                 Hospital), 6.900%, 1/01/20 (Pre-refunded to 1/01/01)                      1/01 at 102         AAA        17,285,526

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.1%

$   1,000,000   Idaho Health Facilities Authority, Hospital Revenue Bonds
                 (Idaho Elks Rehabilitation Hospital Project),
                 Series 1998, 5.450%, 7/15/23                                              7/08 at 101         BBB       $ 1,006,800


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 9.6%

    6,000,000   Central Lake County Joint Action Water Agency,
                 Lake County, Illinois, Water Revenue Bonds,
                 Series 1990A, 7.000%, 5/01/19 (Pre-refunded to 5/01/00)                   5/00 at 102         AAA         6,425,640

   10,000,000   Central Lake County Joint Action Water Agency,
                 Lake County, Illinois, Water Revenue Bonds,
                 Series 1991, 7.000%, 5/01/20 (Pre-refunded to 5/01/01)                    5/01 at 102         AAA        10,991,000

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois Unlimited Tax General
                Obligation Bonds (Dedicated Tax Revenues), Series 1998B-1:
    9,400,000    0.000%, 12/01/14                                                         No Opt. Call         AAA         4,240,716
    4,400,000    0.000%, 12/01/15                                                         No Opt. Call         AAA         1,873,476

    6,405,000   City of Chicago, Chicago-O'Hare International Airport,
                 Special Facility Revenue Bonds (United Air Lines,
                 Inc. Project), Series 1984B, 8.850%, 5/01/18                             11/00 at 103        Baa2         7,091,680

   24,430,000   The County of Cook, Illinois, General Obligation
                 Bonds, Series 1991, 6.750%, 11/01/18
                 (Pre-refunded to 11/01/01)                                               11/01 at 102         AAA        27,042,300

                Illinois Development Finance Authority, Multi-family Housing
                Revenue Bonds, Series 1992 (Town and Garden Apartments Project):
    5,570,000    7.800%, 3/01/06 (Alternative Minimum Tax)                                 3/02 at 102        BBB+         6,090,851
    1,150,000    7.200%, 9/01/08 (Alternative Minimum Tax)                                 3/02 at 102        BBB+         1,236,676

   11,000,000   Illinois Health Facilities Authority, Hospital
                 Revenue Bonds, Series 1993-A (Hinsdale Hospital),
                 7.000%, 11/15/19                                                         11/03 at 102         AAA        12,815,990

    2,800,000   Illinois Housing Development Authority, Section 8
                 Elderly Housing Revenue Bonds (Garden House of
                 Maywood Development), Series 1992, 7.000%, 9/01/18                        9/02 at 102           A         2,972,676

    5,265,000   Illinois Health Facilities Authority (Rockford
                 Memorial Hospital), Revenue Refunding Bonds, Series 1991A,
                 6.000%, 8/15/21 (Pre-refunded to 8/15/01)                                 8/01 at 100         AAA         5,596,011

   14,500,000   Illinois Health Facilities Authority, Revenue
                 Bonds, Series 1991 (Northwestern Memorial Hospital),
                 6.750%, 8/15/11                                                           8/01 at 102          AA        15,832,260

    3,000,000   Illinois Health Facilities Authority, Revenue
                 Refunding Bonds, Series 1991 (Sherman Hospital Project),
                 6.750%, 8/01/21 (Pre-refunded to 8/01/01)                                 8/01 at 102         AAA         3,299,070

    3,590,000   Joliet Regional Port District Airport Facilities,
                 Revenue Bonds, Lewis University Airport, Series 1997A,
                 7.250%, 7/01/18 (Alternative Minimum Tax)                                 7/07 at 103         N/R         3,846,900

   10,575,000   Regional Transportation Authority, Cook, DuPage,
                 Kane, Lake, McHenry and Will Counties, Illinois,
                 General Obligation Bonds, Series 1992A, 6.125%, 6/01/22                   6/02 at 100         AAA        11,254,761


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.3%

    5,905,000   Indiana Health Facility Financing Authority, Hospital
                 Revenue Bonds, Series 1992 (Community Hospitals
                 Projects), 7.000%, 7/01/11 (Pre-refunded to 7/01/01)                      7/01 at 102         AAA         6,514,632

    4,000,000   The Indianapolis Local Public Improvement Bond Bank,
                 Series 1992 D Bonds,
                 6.500%, 2/01/22                                                          No Opt. Call          AA         4,007,840

    5,125,000   City of Petersburg, Indiana, Pollution Control
                 Refunding Revenue Bonds, Series 1995A (Indianapolis
                 Power and Light Company Project), 6.625%, 12/01/24                       12/04 at 102         Aa2         5,769,828


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.4%

    4,500,000   Polk County, Iowa, Health Facilities Revenue Bonds,
                 Catholic Health Corporation (Mercy Health Center
                 of Central Iowa Project), Series 1991, 6.750%,
                 11/01/15 (Pre-refunded to 11/01/01)                                      11/01 at 101         AAA         4,940,730


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.6%

                City of Merriam, Kansas, Hospital Refunding Revenue
                Bonds, Series 1991B (Shawnee Mission Medical
                Center, Inc. Project):
    7,380,000    7.250%, 9/01/11 (Pre-refunded to 9/01/01)                                 9/01 at 102         AAA         8,213,423
   10,000,000    7.250%, 9/01/21 (Pre-refunded to 9/01/01)                                 9/01 at 102         AAA        11,129,300

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 2.8%


$  10,000,000   City of Danville, Kentucky, Multi-City Lease Revenue
                 Bonds (Louisville and Jefferson County Metropolitan
                 Sewer District Sewer and Drainage System Revenue
                 Project), Series 1991-G, 6.800%, 3/01/19
                 (Pre-refunded to 3/01/02)                                                 3/02 at 102         AAA       $11,156,300


    3,000,000   Kentucky Development Finance Authority, Hospital
                 Facilities Revenue Bonds, Series 1991 (St. Claire
                 Medical Center, Inc. Project), 7.125%,
                 9/01/21 (Pre-refunded to 9/01/01)                                         9/01 at 102      N/R***         3,324,930


   10,000,000   Kentucky Economic Development Finance Authority,
                 Revenue Refunding and Improvement Bonds
                 (Catholic Health Initiatives), Series 1998A, 5.000%, 12/01/27             6/08 at 101          AA         9,737,900

   10,085,000   Kentucky Housing Corporation, Housing Revenue
                 Bonds (Federally Insured or Guaranteed Mortgage
                 Loans), 1995 Series B, 6.625%, 7/01/26 (Alternative Minimum Tax)          1/05 at 102         AAA        10,881,211


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.7%

                Community Development Administration, Department of Housing and
                Community Development, State of Maryland, Single Family Program
                Bonds, 1991 Fourth Series:
   13,235,000    7.450%, 4/01/20 (Alternative Minimum Tax)                                 4/01 at 102         Aa2        13,926,396
    3,985,000    7.450%, 4/01/32 (Alternative Minimum Tax)                                 4/01 at 102         Aa2         4,198,716

    3,385,000   Community Development Administration, Department
                 of Housing and Community Development,
                 State of Maryland, Multi-Family Housing Revenue
                 Bonds (Insured Mortgage Loans)
                 1991 Series E, 7.100%, 5/15/28                                            5/01 at 102         Aa2         3,573,172


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 6.1%

                Massachusetts Bay Transportation Authority,
                General Transportation System Bonds, 1991 Series A:
   10,225,000    7.000%, 3/01/11 (Pre-refunded to 3/01/01)                                 3/01 at 102         Aaa        11,190,036
   19,600,000    7.000%, 3/01/22 (Pre-refunded to 3/01/01)                                 3/01 at 102         Aaa        21,449,848

   15,000,000   Massachusetts Industrial Finance Agency,
                 Resource Recovery Revenue Bonds
                 (SEMASS Project), Series 1991A, 9.000%, 7/01/15                           7/01 at 103         N/R        16,694,250

    3,300,000   Massachusetts Industrial Finance Agency,
                 Resource Recovery Revenue Bonds (SEMASS Project),
                 Series 1991B, 9.250%, 7/01/15 (Alternative Minimum Tax)                   7/01 at 103         N/R         3,672,801

    6,000,000   Massachusetts Industrial Finance Agency,
                 Resource Recovery Revenue Refunding Bonds (Ogden Haverhill
                 Project) Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)        12/08 at 102         BBB         6,021,120

   17,500,000   Massachusetts Turnpike Authority, Metropolitan
                 Highway System Revenue Bonds,
                 1997 Series C (Senior), 5.000%, 1/01/37                                   1/07 at 102         AAA        17,105,025


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.3%

    7,000,000   City of Grand Rapids, Michigan, Water Supply
                System Refunding Revenue Bonds, Series 1991,
                 6.250%, 1/01/11                                                           1/01 at 102         AAA         7,471,100

    5,000,000   Michigan State Hospital Finance Authority,
                Hospital Revenue Bonds (The Detroit Medical Center Obligated
                 Group), Series 1991A, 7.500%, 8/15/11 (Pre-refunded to 8/15/01)           8/01 at 102         Aaa         5,600,500

    8,500,000   Michigan Strategic Fund, Limited Obligation
                 Revenue Bonds (Waste Management, Inc. Project),
                 Series 1992, 6.625%, 12/01/12 (Alternative Minimum Tax)                  12/02 at 102        BBB+         9,192,495

   16,875,000   Michigan Strategic Fund, Limited Obligation Refunding
                 Revenue Bonds (The Detroit Edison Company
                 Pollution Control Bonds Project), Collateralized
                 Series 1991DD, 6.875%, 12/01/21                                          12/01 at 102         AAA        18,531,450


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.0%

    3,655,000   The Dakota County Housing and Redevelopment
                 Authority, The Washington County Housing and
                 Redevelopment Authority, and The City of Bloomington,
                 Minnesota, Single Family Residential Mortgage
                 Revenue Bonds (Mortgage Backed Program),
                 Series 1988, 8.450%, 9/01/19
                 (Alternative Minimum Tax)                                                No Opt. Call         AAA         5,212,286

    4,440,000   Minnesota Housing Finance Agency, Single
                 Family Mortgage Bonds, 1994 Series J, 6.950%, 7/01/26
                 (Alternative Minimum Tax)                                                 1/04 at 102          AA         4,772,112

    2,440,000   Washington County Housing and Redevelopment
                 Authority, Multifamily Housing Revenue Bonds (FHA
                 Insured Mortgage Loan-Cottages Phase III Project),
                 Series 1991., 7.650%, 8/01/32
                 (Alternative Minimum Tax)                                                 8/01 at 102         AAA         2,603,065


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.6%

    3,330,000   Canton Housing Development Corporation, 1990
                 Multifamily Mortgage Revenue Refunding Bonds (Canton
                 Estates Apartments Project - FHA Insured Mortgage,
                 Section 8 Assisted Project), Series A,
                 7.750%, 8/01/24                                                          No Opt. Call         AAA         4,229,433

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI (CONTINUED)

$   1,205,000   Charter Mortgage Corporation, 1990 Multifamily
                 Mortgage Revenue Refunding Bonds (Church Garden
                 Apartments - FHA Insured Mortgage, Section 8
                 Assisted Project), Series A,
                 7.750%, 8/01/21                                                           8/01 at 100         AAA       $ 1,512,167

    1,325,000   Pearl Housing Development Corporation, 1990
                 Multifamily Mortgage Revenue Refunding Bonds (Rose
                 Garden Apartments Project - FHA Insured Mortgage,
                 Section 8 Assisted Project), Series A,
                 7.750%, 8/01/22                                                           2/01 at 100         AAA         1,370,779


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.7%

                The Industrial Development Authority of the County
                 of Jackson, State of Missouri, Health Care System
                Revenue Bonds, St. Mary's Hospital of Blue Springs Issue, Series 1994:
    5,730,000    6.500%, 7/01/12                                                           7/02 at 102        Baa1         6,094,084
    5,605,000    7.000%, 7/01/22                                                           7/02 at 102        Baa1         6,067,637

                Health and Educational Facilities Authority of the State of
                Missouri, Health Facilities Refunding and Improvement Revenue
                Bonds (Heartland Health Systems Project), Series 1989:
    2,105,000    7.625%, 10/01/00                                                     10/99 at 102 1/2        BBB+         2,238,836
    6,500,000    8.125%, 10/01/10                                                     10/99 at 102 1/2        BBB+         6,942,455


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.6%

    7,000,000   City of Forsyth, Rosebud County, Montana, Pollution
                 Control Revenue Refunding Bonds (Puget Sound
                 Power and Light Company Colstrip Project),
                 Series 1992, 7.050%, 8/01/21                                              8/01 at 102         AAA         7,665,840


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.6%

   11,000,000   Nebraska Investment Finance Authority, Single
                 Family Housing Revenue Bonds, 1995 Series A,
                 6.800%, 3/01/35 (Alternative Minimum Tax)                             3/05 at 101 1/2         AAA        11,774,620

    8,000,000   Nebraska Investment Finance Authority, Single
                 Family Housing Revenue Bonds, 1995 Series B,
                 6.450%, 3/01/35 (Alternative Minimum Tax)                             3/05 at 101 1/2         AAA         8,481,920


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.3%

    3,560,000   New Hampshire Housing Finance Authority, Single
                 Family Residential Mortgage Bonds, 1991 Series C,
                 7.100%, 1/01/23                                                           7/01 at 102         Aa3         3,754,483


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.0%

   13,000,000   Pollution Control Financing Authority of Camden
                 County (Camden County, New Jersey), Solid Waste
                 Disposal and Resource Recovery System Revenue
                 Bonds, Series 1991 D,
                 7.250%, 12/01/10                                                         12/01 at 102          B2        13,053,950


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 14.3%

    1,495,000   Dutchess County Resource Recovery Agency (New York),
                 Solid Waste System Revenue Bonds, Tax
                 Exempt Forward, Series 1999A, 5.450%, 1/01/14 (WI)                        1/10 at 102         AAA         1,535,709

    2,155,000   N.F. Housing and Commercial Rehabilitation Corporation,
                 1992 Multifamily Mortgage Revenue
                 Refunding Bonds (FHA Insured Mortgage - Section 8
                 Assisted Project), 7.350%, 8/01/23                                       No Opt. Call          AA         2,590,763

    6,000,000   The City of New York, General Obligation Bonds,
                 Fiscal 1997 Series H, 6.125%, 8/01/25                                     8/07 at 101          A-         6,595,020

    5,475,000   The City of New York, General Obligation Bonds,
                 Fiscal 1995 Series B, 7.250%, 8/15/19
                 (Pre-refunded to 8/15/04)                                                 8/04 at 101         Aaa         6,462,526

                The City of New York, General Obligation Bonds, Fiscal 1996
                Series J (Subseries J-1):
    1,670,000    6.000%, 2/15/24 (Pre-refunded to 2/15/06)                             2/06 at 101 1/2       A-***         1,895,250
    9,330,000    6.000%, 2/15/24                                                       2/06 at 101 1/2          A-        10,083,304

    6,700,000   The City of New York, General Obligation Bonds,
                 Fiscal 1995 Series F, 6.625%, 2/15/25
                 (Pre-refunded to 2/15/05)                                                 2/05 at 101       A-***         7,735,619

    5,660,000   The City of New York (New York), General Obligation
                 Bonds, Fiscal 1993 Series B, 6.750%, 10/01/17
                 (Pre-refunded to 10/01/02)                                           10/02 at 101 1/2       A-***         6,357,765

   14,190,000   New York City, New York, Municipal Water Finance
                 Authority, Water and Sewer System Revenue Bonds,
                 Fiscal 1996 Series A, 5.875%, 6/15/25                                     6/05 at 101         AAA        15,407,786

                Dormitory Authority of the State of New York, State University
                Educational Facilities Revenue Bonds, Series 1990A:
   13,000,000    7.400%, 5/15/01                                                           5/00 at 102          A-        13,953,030
   11,750,000    7.700%, 5/15/12 (Pre-refunded to 5/15/00)                                 5/00 at 102         Aaa        12,724,545

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (CONTINUED)

$   8,325,000   Dormitory Authority of the State of New York,
                 Menorah Campus, Inc., FHA-Insured Mortgage Revenue
                 Bonds, Series 1991, 7.400%, 2/01/31 (Pre-refunded to 8/01/01)             8/01 at 102       AA***       $ 9,295,445

                Dormitory Authority of the State of New York, Mental Health
                Services Facilities Improvement Revenue Bonds, Series 1997A:
   13,060,000    5.750%, 8/15/22                                                           2/07 at 102          A-        14,007,895
    5,000,000    5.750%, 2/15/27                                                           2/07 at 102          A-         5,367,100

    4,550,000   Dormitory Authority of the State of New York,
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, Series 1997B, 5.500%, 8/15/17                                      2/07 at 102          A-         4,751,429

   21,075,000   New York Local Government Assistance Corporation,
                 New York, Series 1991B, 7.500%, 4/01/20
                 (Pre-refunded to 4/01/01)                                                 4/01 at 102         AAA        23,356,790

    8,000,000   New York State Medical Care Facilities Finance Agency,
                 New York Hospital FHA-Insured Mortgage
                 Revenue Bonds, 1994 Series A, 6.500%, 8/15/29 (Pre-refunded to 2/15/05)   2/05 at 102         AAA         9,239,040

    5,000,000   New York State Medical Care Facilities Finance Agency,
                 Hospital Medical Center Secured Hospital
                 Revenue Bonds, Series 1995-A, 6.850%, 2/15/17 (Pre-refunded to 2/15/05)   2/05 at 102         AAA         5,869,700

                New York State Medical Care Facilities Finance Agency,
                FHA-Insured Mortgage Project Revenue Bonds, 1995 Series F:
    4,400,000    6.200%, 8/15/15                                                           8/05 at 102          AA         4,812,764
    4,250,000    6.300%, 8/15/25                                                           8/05 at 102          AA         4,675,680

    8,025,000   New York State Thruway Authority, General
                 Revenue Bonds, Series C, 6.000%, 1/01/25
                 (Pre-refunded to 1/01/05)                                                 1/05 at 102         AAA         9,045,860

    3,325,000   Penfield-Crown Oak Housing Development Corporation,
                 1991 Multifamily Mortgage Revenue Refunding
                 Bonds (Crown Oak Estates - FHA Insured Mortgage
                 Section 8 Assisted Project), Series A,
                 7.350%, 8/01/23                                                           2/03 at 100         AAA         3,549,870


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.9%

   10,500,000   North Carolina Eastern Municipal Power Agency, Power
                 System Revenue Bonds, Refunding Series 1991 A,
                 6.250%, 1/01/03                                                           1/02 at 102        Baa1        11,269,020


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.0%

    4,800,000   County of Butler, Ohio, Hospital Facilities Revenue
                 Refunding and Improvement Bonds, Series 1991
                 (Fort Hamilton-Hughes Memorial Hospital Center), 7.500%, 1/01/10          1/02 at 102        BBB-         5,197,680

    6,330,000   Ohio Housing Finance Agency, Residential Mortgage
                 Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), 1995 Series A-2, 6.625%, 3/01/26 (Alternative Minimum Tax)      3/05 at 102         AAA         6,834,691


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 4.5%

    9,360,000   Oklahoma County Home Finance Authority (Oklahoma
                 County, Oklahoma), Single Family Mortgage
                 Revenue Refunding Bonds, 1991 Series A, 8.750%, 7/01/12                   7/01 at 102         Aaa         9,951,458

   17,510,000   Pottawatomie County Home Finance Authority
                 (Oklahoma), Municipal Refunding Collateralized Mortgage
                 Obligations, Series 1991A, 8.625%, 7/01/10                               No Opt. Call         AAA        24,188,314

   10,000,000   Trustees of the Tulsa Municipal Airport Trust,
                 1988 Adjustable Rate Revenue Obligations,
                 7.375%, 12/01/20 (Alternative Minimum Tax)                               12/00 at 102        Baa2        10,704,500

   10,100,000   Trustees of the Tulsa Municipal Airport Trust,
                 Revenue Bonds, Series 1991, 7.600%, 12/01/30
                 (Alternative Minimum Tax)                                                 6/01 at 102        Baa2        10,955,571


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.5%

                Falls Township Hospital Authority, Refunding Revenue Bonds, The
                Delaware Valley Medical Center Project (FHA Insured Mortgage),
                Series 1992:
    3,215,000    6.900%, 8/01/11                                                           8/02 at 102         AAA         3,436,256
    3,000,000    7.000%, 8/01/22                                                           8/02 at 102         AAA         3,336,030


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.4%

    5,260,000   Rhode Island Housing and Mortgage Finance Corporation,
                 Mortgage Finance Revenue Bonds,
                 1988 Series A (Corporation Supplemental Insurance
                 Program), 8.250%, 10/01/08                                                4/00 at 100         Aa2         5,373,932

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 0.6%

$   6,500,000   Lexington County Health Services District, Inc.,
                 South Carolina, Hospital Revenue Bonds, Series 1991,
                 6.750%, 10/01/18 (Pre-refunded to 10/01/01)                              10/01 at 102         AAA       $ 7,186,205


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.9%

   10,300,000   Metropolitan Nashville Airport Authority (Tennessee),
                 Airport Improvement Revenue Bonds,
                 Refunding Series 1991C, 6.625%, 7/01/07                                   7/01 at 102         AAA        11,225,867


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 6.7%

   14,360,000   Alliance Airport Authority, Inc., Special Facilities
                 Revenue Bonds, Series 1990 (American Airlines, Inc.
                 Project), 7.500%, 12/01/29 (Alternative Minimum Tax)                     12/00 at 102        Baa2        15,398,084

                Arlington Independent School District (Tarrant County, Texas),
                Unlimited Tax Refunding and Improvement Bonds, Series 1995:
   11,635,000    0.000%, 2/15/11                                                      2/05 at 71 15/16          Aa         6,284,413
   13,985,000    0.000%, 2/15/14                                                      2/05 at 58 11/16          Aa         6,171,581

    6,500,000   Bell County Health Facilities Development Corporation,
                 Retirement Facility Revenue Bonds (Buckner
                 Retirement Services, Inc. Obligated Group Project),
                 Series 1998, 5.250%, 11/15/19                                            11/08 at 101          A-         6,438,575

    5,600,000   Dallas-Fort Worth International Airport Facility
                 Improvement Corporation, American Airlines, Inc.
                 Revenue Bonds, Series 1990, 7.500%,
                 11/01/25 (Alternative Minimum Tax)                                       11/00 at 102        Baa2         5,996,200

    7,985,000   Fort Worth Housing Finance Corporation, Home
                 Mortgage Revenue Refunding Bonds, Series 1991A,
                 8.500%, 10/01/11                                                         10/01 at 103          Aa         8,587,548

    7,815,000   City of Houston, Texas, Airport System Subordinate
                 Lien Revenue Bonds, Series 1991B, 6.625%, 7/01/22
                 (Pre-refunded to 7/01/01)                                                 7/01 at 102         AAA         8,556,331

   17,345,000   City of Houston, Texas, Water and Sewer System, Junior
                 Lien Revenue Refunding Bonds, Series 1991C,
                 6.375%, 12/01/17 (Pre-refunded to 12/01/01)                              12/01 at 102         AAA        18,822,794

    7,650,000   Port of Corpus Christi Authority of Nueces County, Texas,
                 Revenue Refunding Bonds, Series 1992
                 (Union Pacific Corporation Project), 5.350%, 11/01/10                     5/06 at 101        BBB-         7,718,697


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.5%

    5,800,000   Carbon County, Utah, Solid Waste Disposal Refunding
                 Revenue Bonds (Laidlaw Inc./ECDC Environmental,
                 L.C. Project), 1995 Series A, 7.500%, 2/01/10 (Alternative Minimum Tax)   2/05 at 102        BBB+         6,617,916


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 0.7%

                Vermont Housing Finance Agency, Single Family Housing Bonds, Series 2:
    6,405,000    7.300%, 5/01/25 (Alternative Minimum Tax)                                11/01 at 102          A+         6,788,724
    1,595,000    6.875%, 5/01/25 (Alternative Minimum Tax)                                11/01 at 102          A+         1,676,616


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.0%

    3,860,000   Industrial Development Authority of the City of Roanoke,
                 Virginia, Hospital Revenue Bonds (Roanoke
                 Memorial Hospitals, Community Hospital of Roanoke
                 Valley and Franklin Memorial Hospital Project),
                 Series 1990, 6.500%, 7/01/25 (Pre-refunded to 7/01/00)                    7/00 at 100         AAA         4,050,761

    8,320,000   Virginia Housing Development Authority,
                 Commonwealth Mortgage Bonds, 1992 Series A,
                 7.150%, 1/01/33                                                           1/02 at 102         AA+         8,755,053


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 7.5%

    3,010,000   Camas School District No. 117, Clark County,
                 Washington, Unlimited Tax General Obligation Bonds,
                 Series 1995, 6.000%, 12/01/14 (Pre-refunded to 12/01/05)                 12/05 at 100         AAA         3,385,076

    4,185,000   Public Utility District No. 1 of Douglas County,
                 Washington, Wells Hydro- Electric Revenue Bonds,
                 Series of 1986, 8.750%, 9/01/18                                           9/06 at 106          A+         5,517,086

   12,415,000   Federal Way School District No. 210, King County,
                 Washington, Unlimited Tax General Obligation Bonds,
                 Series 1991, 6.950%, 12/01/11 (Pre-refunded to 12/01/03)                 12/03 at 100       A1***        14,194,690

    1,675,000   Spokane Downtown Foundation, Parking Revenue Bonds,
                 Series 1998 (River Park Square Project),
                 5.600%, 8/01/19                                                           8/08 at 102        BBB-         1,687,043

    4,000,000   North Thurston School District No. 3, Thurston County,
                 Washington, Unlimited Tax General Obligation
                 Bonds, Series 1992, 6.500%, 12/01/09                                     12/02 at 100           A         4,367,360

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (CONTINUED)

$   4,750,000   Washington Health Care Facilities Authority,
                 Revenue Bonds, Series 1991 (Yakima Valley Memorial
                 Hospital Association, Yakima), 7.250%, 1/01/21
                 (Pre-refunded to 1/01/01)                                                 1/01 at 102        A***      $ 5,187,380

   18,000,000   Washington Health Care Facilities Authority,
                 Revenue Bonds, Series 1998 (Harrison Memorial Hospital),
                 5.000%, 8/15/28 (WI)                                                      8/13 at 102         AAA       17,416,620

   14,850,000   Washington Public Power Supply System, Nuclear Project
                 No. 2, Refunding Revenue Bonds,
                 Series 1990B, 7.000%, 7/01/12 (Pre-refunded to 7/01/00)                   7/00 at 102         Aaa       15,971,324

    4,000,000   Washington Public Power Supply System, Nuclear Project
                 No. 2 Refunding Revenue Bonds,
                 Series 1994A, 5.375%, 7/01/11                                             7/04 at 102         Aa1        4,118,680

   14,500,000   Washington Public Power Supply System, Nuclear Project
                 No. 3 Refunding Revenue Bonds,
                 Series 1989B, 7.400%, 7/01/09 (Pre-refunded to 1/01/00)                   1/00 at 102         AAA       15,435,394

    2,500,000   Washington Public Power Supply System, Nuclear Project
                 No. 3 Refunding Revenue Bonds,
                 Series 1998A, 5.125%, 7/01/18                                             7/08 at 102         Aa1        2,481,449

    4,175,000   Washington State University, Recreation Center
                 Revenue Bonds, Series 1998,
                 5.000%, 4/01/28                                                           4/08 at 101         AAA        4,108,450


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.6%

    7,000,000   Wisconsin Housing and Economic Development Authority,
                 Housing Revenue Bonds, 1992 Series A,
                 6.850%, 11/01/12                                                          1/02 at 102          A1        7,565,109

   10,820,000   Wisconsin Health and Educational Facilities Authority,
                 Revenue Bonds, Series 1991-B (Novus Health
                 Group), 6.750%, 12/15/20 (Pre-refunded to 12/15/01)                      12/01 at 102         AAA       12,004,032


------------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 0.6%

    4,500,000   Wyoming Community Development Authority, Single Family
                 Mortgage Bonds Series G 1988
                 (Federally Insured or Guaranteed Mortgage Loans), 7.250%, 6/01/21
                 (Alternative Minimum Tax)                                                11/01 at 103          AA        4,824,539

    2,390,000   Wyoming Community Development Authority, Single
                 Family Mortgage Bonds, 1991 Series B,
                 7.400%, 6/01/31                                                           6/01 at 102          AA        2,526,396
------------------------------------------------------------------------------------------------------------------------------------

$1,174,525,000  Total Investments - (cost $1,148,028,013) - 100.0%                                                    1,251,445,564
==============----------------------------------------------------------------------------------------------------------------------

                 Other Assets Less Liabilities - 0.0%                                                                       (37,314)
------------------------------------------------------------------------------------------------------------------------------------

                 Net Assets - 100%                                                                                   $1,251,408,250
====================================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption.
There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

(WI) Security purchased on a when-issued basis (note 1).

N/R Investment is not rated.

See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            Nuveen Premier Municipal Income Fund, Inc. (NPF)
                            OCTOBER 31, 1998
   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.0%

$  4,360,000    Alabama Higher Education Loan Corporation,
                 Student Loan Revenue Refunding Bonds, Series 1994-D,
                 5.850%, 9/01/04 (Alternative Minimum Tax)                                No Opt. Call         AAA       $ 4,692,668


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.3%

    1,065,000   Municipality of Anchorage, Alaska, Home Mortgage
                 Revenue Bonds (Mortgage-Backed Securities
                 Program), 1992, 8.000%, 3/01/09                                           3/02 at 102         AAA         1,143,917


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 5.1%

    5,500,000   Arizona Educational Loan Marketing Corporation,
                 1992 Educational Loan Revenue Bonds, Series B,
                 6.950%, 3/01/01 (Alternative Minimum Tax)                                No Opt. Call         Aa2         5,839,845

    3,650,000   Gilbert Unified School District No. 41 of Maricopa
                 County, Arizona, School Improvement Bonds, Project
                 of 1993, Series C, 6.100%, 7/01/14 (Pre-refunded to 7/01/04)              7/04 at 100         AAA         4,057,632

   11,540,000   Yuma Regional Medical Center on behalf of Hospital
                 District No. 1 of Yuma County, Arizona, Hospital
                 Revenue Improvement and Refunding Bonds
                 (Yuma Regional Medical Center Project), Series 1992,
                 8.000%, 8/01/17 (Pre-refunded to 8/01/02)                             8/02 at 101 1/2      N/R***        13,415,019


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.2%

    1,375,000   Arkansas Development Finance Authority, Single
                 Family Mortgage Revenue Bonds, 1994 Series C
                 (Mortgage-Backed Securities Program), 6.600%, 7/01/17                     7/05 at 102         AAA         1,497,650

    1,685,000   Arkansas Development Finance Authority, Single
                 Family Mortgage Revenue Bonds, 1995 Series B
                 (Mortgage-Backed Securities Program), 6.550%,
                 7/01/18 (Alternative Minimum Tax)                                         7/05 at 102         AAA         1,816,767

      255,937   Drew County (Arkansas), Public Facilities Board,
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 1993A, 7.900%, 8/01/11                                             8/03 at 103         Aaa           277,545

    1,310,000   Residential Housing Facilities Board of Greene
                 County, Arkansas, Subordinated
                 Mortgage Revenue                                                          1/02 at 103          Aa         1,399,080
                 Bonds, Series 1991-1, 7.250%, 1/01/10

      418,756   Public Facilities Board of Stuttgart, Arkansas,
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 1993A, 7.900%, 9/01/11                                             9/03 at 103         Aaa           459,074


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 2.8%

   33,000,000   Foothill/Eastern Transportation Corridor Agency
                 (California), Toll Road Revenue Bonds, Series 1995A,
                 0.000%, 1/01/17                                                          No Opt. Call         Baa        12,779,250


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 1.4%

                Colorado Health Facilities Authority, Hospital Refunding Revenue
                Bonds (National Jewish Center For Immunology and Respiratory
                Medicine Project), Series 1992:
    1,500,000    6.600%, 2/15/02                                                          No Opt. Call         BBB         1,578,765
    1,250,000    6.875%, 2/15/12 (Pre-refunded to 2/15/02)                                 2/02 at 102      BBB***         1,389,663
    3,040,000    7.100%, 2/15/22 (Pre-refunded to 2/15/02)                                 2/02 at 102      BBB***         3,399,723


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 1.7%

    4,960,000   Connecticut Housing Finance Authority, Housing
                 Mortgage Finance Program Bonds, 1997 Series A,
                 Subseries A-4, 6.200%, 11/15/22 (Alternative Minimum Tax)                 5/06 at 102          AA         5,321,534

    2,000,000   Connecticut Housing Finance Authority, Housing
                 Mortgage Finance Program Bonds, 1996 Series C-2,
                 6.250%, 11/15/18                                                          5/06 at 102          AA         2,157,900


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.5%

    2,000,000   District of Columbia, Hospital Revenue Refunding
                 Bonds (Washington Hospital Center Issue),
                 Series 1992A, 7.000%, 8/15/05                                             8/02 at 102          A3         2,174,640

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA (CONTINUED)

                District of Columbia Housing Finance Agency, Multifamily Housing
                Refunding Revenue Bonds, Series 1992B (FHA Insured Mortgage
                Loans - Section 8 Assisted Project):
$     920,000    7.200%, 9/01/12                                                           9/02 at 102          Aa       $   982,670
    3,505,000    7.250%, 3/01/24                                                           9/02 at 102          Aa         3,729,741


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 0.9%

    4,000,000   Dade County, Florida, Aviation Bonds,
                 Series 1996A, 5.750%, 10/01/18
                 (Alternative Minimum Tax)                                                10/06 at 102         AAA         4,256,320


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.3%

    8,000,000   George L. Smith II World Congress Center Authority,
                 Refunding Revenue Bonds (Domed Stadium
                 Project), Series 2000, 5.500%, 7/01/20
                 (Alternative Minimum Tax)
                 (WI, settling on 4/04/00)                                                 7/10 at 101         AAA         7,980,320

    2,000,000   Municipal Electric Authority of Georgia,
                 Power Revenue Bonds, Series EE,
                 7.250%, 1/01/24                                                          No Opt. Call         AAA         2,662,960


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.3%

    1,360,000   Idaho Housing and Finance Association,
                 Single Family Mortgage Bonds, 1996 Series E, 6.350%, 7/01/14
                 (Alternative Minimum Tax)                                                 7/06 at 102          Aa         1,476,103


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 16.2%

    4,500,000    City of Chicago (Illinois), General Obligation Adjustable Rate
                 Bonds, Central Public Library Project, Series C of 1988,
                 6.850%, 1/01/17 (Pre-refunded to 7/01/02)                             7/02 at 101 1/2         AAA         5,044,365

   10,000,000   Chicago School Reform Board of Trustees of the
                 Board of Education of the City of Chicago, Illinois,
                 Unlimited Tax General Obligation Bonds
                 (Dedicated Tax Revenues), Series 1998A,
                 0.000%, 12/01/20                                                         No Opt. Call         AAA         3,225,000

    1,100,000   Public Building Commission of Chicago (Illinois),
                 Building Revenue Bonds, Series B of 1990
                 (Board of Education of the City of Chicago), 7.000%, 1/01/15             No Opt. Call         AAA         1,309,242

    8,075,000   Town of Cicero, Cook County, Illinois,
                 General Obligation Tax Increment Bonds, Series 1995A,
                 8.125%, 12/01/12 (Pre-refunded to 12/01/04)                              12/04 at 102      N/R***         9,708,088

    7,695,000   Illinois Development Finance Authority,
                 Multi-Family Housing Revenue Bonds, Series 1992 (Town
                 and Garden Apartments Project), 7.800%,
                 3/01/06 (Alternative Minimum Tax)                                         3/02 at 102        BBB+         8,414,559

                Illinois Development Finance Authority, Multi-Family Housing
                Bonds, Series 1990 (Affordable Housing Preservation Foundation
                Project), Subseries B (FHA Insured Mortgage Loans-Lawless
                Gardens Project):
      600,000    7.650%, 7/01/07                                                           1/02 at 105         AAA           663,558
    5,270,000    7.650%, 12/31/31                                                          1/02 at 105         AAA         5,771,019

    7,400,000   Illinois Health Facilities Authority,
                 Revenue Bonds, Series 1992 (Trinity Medical Center),
                 7.000%, 7/01/12                                                           7/02 at 102         BBB         8,010,796

                Illinois Health Facilities Authority,
                Revenue Refunding Bonds, Series 1992A (Evangelical
                Hospitals Corporation):
      125,000    6.750%, 4/15/12 (Pre-refunded to 4/15/02)                                 4/02 at 102      AA-***           139,318
      740,000    6.750%, 4/15/12                                                          No Opt. Call         AA-           893,735

    4,715,000   Illinois Housing Development Authority,
                 Section 8 Elderly Housing Revenue Bonds (Garden House
                 of Maywood Development), Series 1992, 7.000%, 9/01/18                     9/02 at 102           A         5,005,774

      750,000   Illinois Housing Development Authority,
                 Section 8 Elderly Housing Revenue Bonds (Morningside North
                 Development), Series 1992D, 6.600%, 1/01/07 (Pre-refunded to 1/01/03)     1/03 at 102        A***           838,560

    6,390,000   State of Illinois, Build Illinois Bonds
                 (Sales Tax Revenue Bonds), Series S, 6.800%, 6/15/12
                 (Pre-refunded to 6/15/00)                                                 6/00 at 102         AAA         6,849,505

    2,000,000   Onterie Center Housing Finance Corporation
                 (An Illinois Not For Profit Corporation), Mortgage Revenue
                 Refunding Bonds, Series 1992A (FHA Insured
                 Mortgage Loan-Onterie Center Project),
                 7.050%, 7/01/27                                                           7/02 at 102         AAA         2,146,060

    2,835,000   Village of Sugar Grove, Kane County, Illinois,
                 Waterworks and Sewerage Refunding Revenue Bonds,
                 Series 1992, 7.500%, 5/01/17                                              5/02 at 102         N/R         3,104,495

    5,625,000   Town of Wood River, Wood River Township Hospital,
                 Madison County, Illinois, General Obligation
                 Bonds (Alternate Revenue Source), Series 1993, 6.625%, 2/01/14            2/04 at 102         BBB         6,176,925

    5,570,000   Town of Wood River, Wood River Township Hospital,
                 Madison County, Illinois, General Obligation
                 Tort Immunity Bonds, Series 1993, 6.500%, 2/01/14                         2/04 at 102         BBB         6,068,292

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.2%

$   2,000,000   City of Indianapolis, Indiana, Exempt Facility
                 Revenue Bonds, Series 1991 (Mid America Energy
                 Resources, Inc. Project), 7.250%, 12/01/11 (Alternative Minimum Tax)      6/99 at 102          A+       $ 2,066,460

    2,860,000   PHM Elementary/Middle School Building
                 Corporation (St. Joseph County, Indiana), First Mortgage
                 Bonds, Series 1994, 6.300%, 1/15/09                                      No Opt. Call           A         3,298,981


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.4%

    1,655,000   Iowa Student Loan Liquidity Corporation,
                 Student Loan Revenue Bonds, Senior Series B,
                 5.750%, 12/01/06 (Alternative Minimum Tax)                               12/02 at 102         Aaa         1,723,318


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.7%

    2,815,000   City of Hutchinson, Kansas, Single Family
                 Mortgage Revenue Refunding Bonds, Series 1992,
                 8.875%, 12/01/12                                                          6/02 at 103           A         3,035,189


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.2%

    5,000,000   Kentucky Rural Economic Development Authority,
                 Economic Development Project Revenue Bonds,
                 Series 1992 (Donnelly Corporation Project),
                 8.125%, 7/01/12 (Alternative Minimum Tax)                           7/02 at 102       N/R                 5,373,450


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 0.3%

    1,310,000   Louisiana Housing Finance Agency, Mortgage Revenue
                 Bonds (GNMA Collateralized Mortgage
                 Loan-St. Dominic Assisted Care Facility),
                 Series 1995, 6.850%, 9/01/25                                              9/05 at 103         AAA         1,457,676


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 2.0%

    8,470,000   Maine Educational Loan Marketing Corporation,
                 Subordinate Student Loan Revenue Bonds,
                 Series 1994-2, 6.250%, 11/01/06 (Alternative Minimum Tax)                No Opt. Call           A         8,907,560


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.4%

    6,000,000   Anne Arundel County, Maryland, Multifamily Housing
                 Revenue Bonds (Woodside Apartments Project),
                 Series 1994, 7.450%, 12/01/24 (Alternative Minimum Tax)                  No Opt. Call         BBB         6,370,680


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 8.0%

       40,000   Massachusetts Municipal Wholesale Electric Company,
                 Power Supply System Revenue Bonds,
                 1987 Series A, 8.750%, 7/01/18                                           No Opt. Call        BBB+            46,102

    2,450,000   Massachusetts Health and Educational Facilities
                 Authority, Revenue Bonds, New England Deaconess
                 Hospital Issue, Series D, 6.875%, 4/01/22 (Pre-refunded to 4/01/02)       4/02 at 102         AAA         2,741,673

    3,875,000   Massachusetts Health and Educational Facilities
                 Authority, Revenue Refunding Bonds, Youville
                 Hospital Issue (FHA Insured Project) Series B, 6.000%, 2/15/25            2/04 at 102          Aa         4,053,831

    6,585,000   Massachusetts Health and Educational Facilities
                 Authority, Catholic Health East Issue, Series 1998B,
                 5.000%, 11/18/28                                                          5/08 at 102         AAA         6,449,481

    9,120,000   Massachusetts Industrial Finance Agency,
                 Resource Recovery Revenue Bonds (SEMASS Project),
                 Series 1991B, 9.250%, 7/01/15 (Alternative Minimum Tax)                   7/01 at 103         N/R        10,150,286

    2,000,000   Massachusetts Housing Finance Agency,
                 Rental Housing Mortgage Revenue Bonds, 1997 Series C,
                 5.625%, 7/01/40 (Alternative Minimum Tax)                                 7/07 at 101         AAA         2,053,940

    9,780,000   Massachusetts Water Resources Authority,
                 General Revenue Bonds, 1992 Series A, 6.750%, 7/15/12
                 (Pre-refunded to 7/15/02)                                                 7/02 at 102         AAA        10,987,145


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 0.6%

    2,500,000   Wayne County Building Authority (State of Michigan),
                 Building Authority (Capital Improvement) Bonds,
                 Series 1992A (Limited Tax General Obligation),
                 8.000%, 3/01/17 (Pre-refunded to 3/01/02)                                 3/02 at 102     BBB+***         2,870,675


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.4%

   11,180,000   Northwest Minnesota Multi-County Housing and
                 Redevelopment Authority, Governmental Housing
                 Revenue Bonds (Pooled Housing Program),
                 Series 1994A, 8.125%, 10/01/26                                           10/04 at 102         N/R        10,732,800


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.7%

    8,610,000   Mississippi Home Corporation,
                 Residual Revenue Capital Appreciation Bonds,
                 Series 1992-I, 0.000%, 9/15/16                                       3/04 at 41 21/32         Aaa         2,941,262
                                                                                          10/04 at 102         N/R        10,732,800

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.0%

$   4,710,000   Missouri State Health and Educational
                 Facilities Authority, Revenue Bonds (SSM Health Care),
                 Series 1998A, 5.000%, 6/01/22                                             6/08 at 101         AAA       $ 4,629,742


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 3.9%

    2,830,000   City of Grand Island, Nebraska,
                 Electric System Revenue Bonds, 1977 Series,
                 6.100%, 9/01/12                                                          No Opt. Call          A+         3,205,145

    2,350,000   Nebraska Higher Education Loan Program Inc.,
                 Senior Subordinate Bonds, Series A-5B,
                 6.250%, 6/01/18 (Alternative Minimum Tax)                                No Opt. Call         AAA         2,524,323

   10,935,000   Omaha Public Power District (Nebraska),
                 Electric System Revenue Bonds, 1992 Series A,
                 6.500%, 2/01/17 (Pre-refunded to 2/01/02)                             2/02 at 101 1/2         AAA        12,021,392


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.3%

    1,140,000   New Hampshire Municipal Bond Bank,
                 Educational Institutions Division Revenue Bonds (1994 Coe-Brown
                 Northwood Academy Project), 7.250%, 5/01/09                              No Opt. Call         N/R         1,253,863


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 0.7%

    3,000,000   New Jersey Educational Facilities Authority,
                 Revenue Bonds, Trenton State College Issue,
                 Series 1996 A, 5.125%, 7/01/24                                            7/06 at 101         AAA         3,020,250


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 16.2%

    3,500,000   The City of New York, General Obligation Bonds,
                 Fiscal 1992 Series B, 7.500%, 2/01/01                                    No Opt. Call           A-        3,777,165

    1,000,000   The City of New York, General Obligation Bonds,
                 Fiscal 1995 Series A, 7.000%, 8/01/04                                    No Opt. Call           A-        1,146,370

                The City of New York, General Obligation Bonds,
                Fiscal 1995 Series E:
      450,000    6.500%, 8/01/02                                                          No Opt. Call         Aaa           494,118
    1,100,000    6.500%, 8/01/02                                                          No Opt. Call          A-         1,199,066
    3,080,000    6.600%, 8/01/04                                                          No Opt. Call          A-         3,472,300

    2,075,000   The City of New York, General Obligation Bonds,
                Fiscal 1990 Series F, 8.400%, 11/15/05
                 (Pre-refunded to 11/15/01)                                           11/01 at 101 1/2         AAA         2,387,391

    2,000,000   The City of New York, General Obligation Bonds,
                 Fiscal 1992 Series C, Fixed Rate Bonds,
                 Subseries C-1, 6.625%, 8/01/12 (Pre-refunded to 8/01/02)              8/02 at 101 1/2         AAA         2,230,940

    4,000,000   The City of New York, General Obligation Bonds,
                 Fiscal 1996 Series J
                 (Subseries J-1), 5.875%, 2/15/19                                      2/06 at 101 1/2          A-         4,287,440

                The City of New York, General Obligation Bonds,
                Fiscal 1991 Series D,
    3,850,000    9.500%, 8/01/02 (Pre-refunded to 8/01/01)                             8/01 at 101 1/2         Aaa         4,491,872
      150,000    9.500%, 8/01/02                                                       8/01 at 101 1/2          A-           173,454

    8,480,000   New York City (New York), Transitional Finance Authority,
                 Future Tax Secured Bonds, Fiscal 1998 Series A,
                 5.125%, 8/15/21                                                           8/07 at 101          AA         8,456,680

    6,500,000   Dormitory Authority of the State of New York,
                 City University System Consolidated Revenue Bonds,
                 Series 1990A, 7.625%, 7/01/20 (Pre-refunded to 7/01/00)                   7/00 at 102         Aaa         7,063,940

    5,000,000   New York Local Government Assistance Corporation,
                 New York, Series 1991B, 7.500%, 4/01/20
                 (Pre-refunded to 4/01/01)                                                 4/01 at 102         AAA         5,541,350

    6,000,000   New York State Medical Care Facilities Finance Agency,
                 Hospital and Nursing Home, FHA-Insured
                 Mortgage Revenue Bonds, 1992 Series B, 6.200%, 8/15/22                    8/02 at 102         AAA         6,408,300

    4,840,000   New York State Medical Care Facilities Finance Agency,
                 St. Luke's-Roosevelt Hospital Center,
                 FHA-Insured Mortgage Revenue Bonds, 1993 Series A, 5.600%, 8/15/13        8/03 at 102         AAA         5,084,952

    8,000,000   New York State Medical Care Facilities Finance Agency,
                 Hospital Insured Mortgage Revenue Bonds,
                 1994 Series A Refunding, 5.375%, 2/15/25                                  2/04 at 102         AAA         8,158,720

    8,450,000   New York State Urban Development Corporation,
                 State Facilities Revenue Bonds, Series 1991,
                 7.500%, 4/01/20 (Pre-refunded to 4/01/01)                                 4/01 at 102         Aaa         9,364,882


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.5%

   10,300,000   North Carolina Eastern Municipal Power Agency,
                 Power System Revenue Bonds, Refunding
                 Series 1993 B, 6.000%, 1/01/22                                           No Opt. Call         AAA        11,803,594

    2,130,000   North Carolina Housing Finance Agency,
                 Multifamily Revenue Refunding Bonds (1992 Refunding
                 Bond Resolution), Series B, 6.900%, 7/01/24                               7/02 at 102          AA         2,284,638

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA (CONTINUED)

$   2,000,000   North Carolina Housing Finance Agency,
                 Home Ownership Revenue Bonds, Series 1-A (1998 Trust
                 Agreement), 5.375%, 1/01/29 (Alternative Minimum Tax)                     7/08 at 101          AA       $ 2,033,620


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.6%

    2,110,000   Cleveland-Rock Glen Housing Assistance Corporation,
                 Mortgage Revenue Refunding Bonds, Series 1994A
                 (FHA Insured Mortgage Loans -
                 Section 8 Assisted Projects), 6.750%, 1/15/25                             7/04 at 103         AAA         2,296,988

    8,330,000   Ohio Housing Finance Agency, Single Family
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), 1989 Series A, 7.650%,
                 3/01/29 (Alternative Minimum Tax)                                         9/99 at 102         AAA         8,569,821

      860,000   Toledo-Lucas County Port Authority, Development
                 Revenue Bonds (Northwest Ohio Bond Fund),
                 Series 1992A, 7.750%, 5/15/07 (Alternative Minimum Tax)                   5/00 at 102         N/R           898,485


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.3%

    1,230,000   State of Oregon, Housing and Community Services
                 Department, Mortgage Revenue Bonds
                 (Single-Family Mortgage Program), 1997 Series H, 5.650%, 7/01/28
                 (Alternative Minimum Tax)                                             7/07 at 101 1/2         Aa2         1,272,755


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.3%

    2,000,000   Falls Township Hospital Authority, Refunding Revenue Bonds,
                 The Delaware Valley Medical Center
                 Project (FHA Insured Mortgage), Series 1992, 7.000%, 8/01/22              8/02 at 102         AAA         2,224,020

      975,000   Northampton County Hospital Authority (Pennsylvania),
                 Hospital Revenue Bonds (Easton Hospital),
                 Series A of 1992, 6.900%, 1/01/02                                        No Opt. Call         BBB         1,023,204

    7,585,000   City of Philadelphia, Pennsylvania, Water and Sewer
                 Revenue Bonds, Tenth Series,
                 7.350%, 9/01/04                                                          No Opt. Call         AAA         8,620,277

    2,500,000   The Hospitals and Higher Education Facilities
                 Authority of Philadelphia, Hospital Revenue Bonds
                 (Children's Seashore House), Series 1992A, 7.000%, 8/15/12                8/02 at 102          A-         2,746,150
    4,450,000   The Hospitals and Higher Education Facilities
                 Authority of Philadelphia, Hospital Revenue Bonds
                 (Children's Seashore House), Series 1992B, 7.000%, 8/15/22                8/00 at 100          A-         4,902,877


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 1.5%

    6,510,000   South Dakota Student Loan Assistance Corporation,
                 Student Loan Revenue Bonds, Series 1989-B,
                 7.400%, 8/01/99 (Alternative Minimum Tax)                                No Opt. Call           A         6,715,325


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 3.5%

    9,500,000   Harris County (Texas), Health Facilities Development
                 Corporation, Adjustable Convertible Extendible
                 Securities (Greater Houston Pooled Health Care
                 Loan Program), Series 1985B,
                 7.375%, 12/01/25                                                         12/98 at 100          A1         9,532,395

    4,225,345   General Services Commission (an Agency of the
                 State of Texas), as Lessee, Participation Interests,
                 7.500%, 9/01/22                                                       9/99 at 101 1/2           A         4,798,851

    1,385,000   Victoria Housing Finance Corporation, Single Family
                 Mortgage Revenue Refunding Bonds,
                 Series 1995, 8.125%, 1/01/11                                             No Opt. Call         Aaa         1,541,145


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.8%

    1,095,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,
                 1996 Series C, 6.450%, 7/01/14
                 (Alternative Minimum Tax)                                                 1/07 at 102          AA         1,175,986

    2,250,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,
                 1997 Series F, 5.750%, 7/01/15
                 (Alternative Minimum Tax)                                             7/07 at 101 1/2          AA         2,315,070


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.9%

    3,200,000   Suffolk Redevelopment and Housing Authority, Multifamily
                 Housing Revenue Refunding Bonds,
                 Series 1994 (Chase Heritage at Dulles Project), 7.000%, 7/01/24           7/02 at 104        Baa2         3,560,032

    5,000,000   Virginia Housing Development Authority, Commonwealth
                 Mortgage Bonds, 1992 Series A,
                 7.100%, 1/01/22                                                           1/02 at 102         AA+         5,190,500


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.5%

    9,500,000   State of Washington, General Obligation and
                 General Obligation Refunding Bonds, Series 1992A
                 and AT-6, 6.250%, 2/01/11                                                No Opt. Call         AA+        11,115,665

    2,500,000   Washington Health Care Facilities Authority,
                 Revenue Bonds, Series 1992 (Sacred Heart Medical
                 Center, Spokane), 6.875%, 2/15/12                                         2/02 at 102         AA-         2,727,175

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (CONTINUED)

$   2,000,000   Washington Public Power Supply System,
                 Nuclear Project No. 3 Refunding Revenue Bonds,
                 Series 1990B, 7.375%, 7/01/04                                             7/00 at 102         Aa1      $ 2,142,200


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.4%

    1,895,000   West Virginia Housing Development Fund,
                 Housing Finance Bonds, 1992 Series B, 7.200%, 11/01/20
                 (Alternative Minimum Tax)                                                 5/02 at 102         AAA        1,977,035


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.2%

    2,985,000   Silver Lake Sanitary District, Waushara County, Wisconsin,
                 Sewer System Mortgage Revenue Bonds,
                 8.000%, 10/01/18 (Pre-refunded to 10/01/02)                              10/02 at 100      N/R***        3,450,362

    5,950,000   Wisconsin Housing and Economic Development Authority,
                 Housing Revenue Bonds, 1992 Series A,
                 6.850%, 11/01/12                                                          1/02 at 102          A1        6,430,345
------------------------------------------------------------------------------------------------------------------------------------

$ 454,240,038   Total Investments - (cost $418,275,186) - 100.2%                                                        454,860,756
=============-----------------------------------------------------------------------------------------------------------------------

                 TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.2%

$   1,200,000    County of Cuyahoga, Ohio, Hospital Revenue
=============     Bonds (the Cleveland Clinic Foundation), Series 1997D,
                  Variable Rate Demand Bonds, 3.700%, 1/02/26+                                              VMIG-1        1,200,000
------------------------------------------------------------------------------------------------------------------------------------

                 Other Assets Less Liabilities - (0.4)%                                                                  (1,912,227)
------------------------------------------------------------------------------------------------------------------------------------

                 Net Assets - 100%                                                                                     $454,148,529
====================================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption.
There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

(WI) Security purchased on a when-issued basis (note 1).

N/R Investment is not rated.

See accompanying notes to financial statements.


STATEMENT OF NET ASSETS
OCTOBER 31, 1998

                                                             INVESTMENT               SELECT             QUALITY             PREMIER
                                                                QUALITY              QUALITY              INCOME              INCOME
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
 Investments in municipal securities, at
   market value (note 1)                                   $802,549,491         $767,029,951      $1,251,445,564        $454,860,756
 Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value (note 1)                                      5,300,000            3,500,000                  --           1,200,000
 Cash                                                           140,986              388,483             310,452              25,737
 Receivables:
   Interest                                                  15,545,844           13,740,265          24,334,851           7,595,455
   Investments sold                                             215,000              337,850                  --             169,622
 Other assets                                                    23,363               42,888              34,603              17,974
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          823,774,684          785,039,437       1,276,125,470         463,869,544
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Payable for investments purchased                                   --           11,833,506          18,894,700           7,669,520
 Accrued expenses:
   Management fees (note 6)                                     437,708              410,901             659,148             245,906
   Other                                                        239,024              239,996             424,990             167,324
 Preferred share dividends payable                               96,384               95,006             140,480              34,096
 Common share dividends payable                               2,851,080            2,685,622           4,597,902           1,604,169
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                       3,624,196           15,265,031          24,717,220           9,721,015
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                        $820,150,488         $769,774,406      $1,251,408,250        $454,148,529
====================================================================================================================================

Preferred shares, at liquidation value                     $250,000,000         $240,000,000      $  400,000,000        $140,000,000
====================================================================================================================================

Preferred shares outstanding                                     10,000                9,600              16,000               5,600
====================================================================================================================================

Common shares outstanding                                    35,638,508           33,781,410          53,776,630          19,927,567
====================================================================================================================================

Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value, divided by Common shares
   outstanding)                                               $  16.00             $  15.68             $ 15.83            $  15.76
====================================================================================================================================

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1998


                                                             INVESTMENT               SELECT             QUALITY             PREMIER
                                                                QUALITY              QUALITY              INCOME              INCOME
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1)                                  $49,663,351          $47,230,461         $77,857,732        $27,875,843
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees (note 6)                                     5,103,931            4,792,816           7,703,039           2,868,655
 Preferred shares - auction fees                                625,000              600,002           1,000,001             349,999
 Preferred shares - dividend disbursing agent fees               40,000               40,000              48,154              19,998
 Shareholders' servicing agent fees and expenses                 91,871               82,150             135,463              48,129
 Custodian's fees and expenses                                  106,506              101,965             149,046              73,942
 Directors' fees and expenses (note 6)                            7,556                7,086              11,567               4,189
 Professional fees                                               21,034               20,845              22,351              19,688
 Shareholders' reports - printing and mailing expenses          190,852              178,324             292,930             112,902
 Stock exchange listing fees                                     32,445               32,657              48,410              24,262
 Investor relations expense                                      67,314               62,626             102,072              37,228
 Other expenses                                                  44,021               39,253              61,502              26,028
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                6,330,530            5,957,724           9,574,535           3,585,020
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        43,332,821           41,272,737          68,283,197          24,290,823
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   FROM INVESTMENTS
Net realized gain (loss) from investment transactions
   (notes 1 and 4)                                             (173,095)           1,614,188           2,914,470              90,877
Net change in unrealized appreciation or
   depreciation of investments                                8,887,953            4,958,232           3,095,167           3,062,136
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                     8,714,858            6,572,420           6,009,637           3,153,013
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $52,047,679          $47,845,157         $74,292,834         $27,443,836
------------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS


                                                                  INVESTMENT QUALITY                        SELECT QUALITY
------------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                               10/31/98             10/31/97            10/31/98            10/31/97
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                                     $ 43,332,821         $ 44,426,800        $ 41,272,737       $ 41,821,126
 Net realized gain (loss) from investment
   transactions (notes 1 and 4)                                (173,095)           1,863,026           1,614,188           (260,112)
 Net change in unrealized appreciation or
   depreciation of investments                                8,887,953            8,788,246           4,958,232         12,637,266
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   52,047,679           55,078,072          47,845,157         54,198,280
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
 From undistributed net investment income:
   Common shareholders                                      (34,939,388)         (35,722,144)        (32,677,563)       (33,652,304)
   Preferred shareholders                                    (8,696,853)          (8,784,807)         (8,430,282)        (8,525,310)
 From accumulated net realized gains from
 investment transactions:
   Common shareholders                                         (369,064)                  --                  --                --
   Preferred shareholders                                       (89,825)                  --                  --                --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (44,095,130)         (44,506,951)        (41,107,845)       (42,177,614)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
 Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                       2,861,357              416,095           3,267,092          2,690,547
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                   10,813,906           10,987,216          10,004,404         14,711,213
Net assets at beginning of year                             809,336,582          798,349,366         759,770,002        745,058,789
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $820,150,488         $809,336,582        $769,774,406       $759,770,002
====================================================================================================================================
Balance of undistributed net
  investment income at end of year                         $    620,558         $    923,978        $    653,947       $    489,055
====================================================================================================================================


                                                                    QUALITY INCOME                          PREMIER INCOME
------------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                              10/31/98             10/31/97            10/31/98            10/31/97
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
 Net investment income                                    $  68,283,197        $  68,818,095        $ 24,290,823       $ 24,649,131
 Net realized gain (loss) from investment
   transactions (notes 1 and 4)                               2,914,470            1,030,758              90,877            (33,540)
 Net change in unrealized appreciation or
   depreciation of investments                                3,095,167           13,732,677           3,062,136          6,209,013
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   74,292,834           83,581,530          27,443,836         30,824,604
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                      (54,962,532)         (54,531,750)        (19,804,242)       (20,325,882)
   Preferred shareholders                                   (13,962,725)         (14,032,699)         (4,932,868)        (4,752,424)
From accumulated net realized gains
  from investment transactions:
   Common shareholders                                               --                   --                  --           (766,737)
   Preferred shareholders                                            --                   --                  --           (192,920)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (68,925,257)         (68,564,449)        (24,737,110)       (26,037,963)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                              7,504,802            3,855,955           2,635,126          1,866,897
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                   12,872,379           18,873,036           5,341,852          6,653,538
Net assets at beginning of year                           1,238,535,871        1,219,662,835         448,806,677        442,153,139
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $1,251,408,250       $1,238,535,871        $454,148,529       $448,806,677
------------------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment
   income at end of year                                 $    1,515,989       $    2,158,049        $    449,164       $    895,451
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Investment Quality Municipal Fund, Inc. (NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU) and Nuveen Premier Municipal Income Fund, Inc. (NPF).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

SECURITIES VALUATION
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 1998, Select Quality, Quality Income and Premier Income had when-issued purchase commitments of $11,833,506, $18,894,700 and $7,669,520 respectively. Investment Quality had no such outstanding purchase commitments.

INVESTMENT INCOME
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

FEDERAL INCOME TAXES
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

PREFERRED SHARES
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                       INVESTMENT       SELECT      QUALITY      PREMIER
                          QUALITY      QUALITY       INCOME       INCOME
--------------------------------------------------------------------------

Number of shares:
   Series M                 2,500        2,000        3,000           --
   Series T                 2,500        2,000        3,000        2,800
   Series W                 2,500        2,800        3,000           --
   Series Th                   --           --        4,000        2,800
   Series F                 2,500        2,800        3,000           --
--------------------------------------------------------------------------

Total                      10,000        9,600       16,000        5,600
==========================================================================


DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 1998.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common shares were as follows:

                                                           INVESTMENT QUALITY          SELECT QUALITY
------------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                         10/31/98     10/31/97     10/31/98      10/31/97
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                           177,666       26,629      205,528      175,523
============================================================================================================

                                                             QUALITY INCOME            PREMIER INCOME
------------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                         10/31/98     10/31/97     10/31/98      10/31/97
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                           454,528      244,283      161,445      119,104
============================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 1998, to shareholders of record on November 15, 1998, as follows:

                                                        INVESTMENT       SELECT      QUALITY      PREMIER
                                                           QUALITY      QUALITY       INCOME       INCOME
------------------------------------------------------------------------------------------------------------
Dividend per share                                          $.0800       $.0795       $.0855       $.0805
============================================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended October 31, 1998, were as follows:

                                                        INVESTMENT       SELECT      QUALITY      PREMIER
                                                           QUALITY      QUALITY       INCOME       INCOME
-----------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities                 $52,641,133  $73,940,646 $258,333,573  $95,187,244
   Temporary municipal investments                      67,900,000   67,800,000   41,370,000   64,700,000
Sales and Maturities:
   Investments in municipal securities                  53,060,117   53,775,359  231,796,827   84,564,153
   Temporary municipal investments                      65,800,000   71,600,000   41,370,000   65,200,000
===========================================================================================================


At October 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At October 31, 1998, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

                                                                     INVESTMENT       SELECT      QUALITY
                                                                        QUALITY      QUALITY       INCOME
-----------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                              $       --   $5,012,103   $1,577,137
   2003                                                                      --      424,861      757,201
   2004                                                                      --      606,382      486,077
   2005                                                                      --      260,112           --
   2006                                                                 173,095           --           --
-----------------------------------------------------------------------------------------------------------
Total                                                                  $173,095   $6,303,458   $2,820,415
===========================================================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1998, were as follows:

                                                        INVESTMENT       SELECT      QUALITY      PREMIER
                                                           QUALITY      QUALITY       INCOME       INCOME
-----------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $72,221,837  $64,386,498 $103,499,862  $37,033,105
   depreciation                                             (2,285)     (26,569)     (82,311)    (447,535)
-----------------------------------------------------------------------------------------------------------

Net unrealized appreciation                            $72,219,552  $64,359,929 $103,417,551  $36,585,570
===========================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

AVERAGE DAILY NET ASSET VALUE                              MANAGEMENT FEE
----------------------------------------------------------------------------
For the first $125 million                                       .6500 of 1%
For the next $125 million                                        .6375 of 1
For the next $250 million                                        .6250 of 1
For the next $500 million                                        .6125 of 1
For the next $1 billion                                          .6000 of 1
For net assets over $2 billion                                   .5875 of 1
============================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS At October 31, 1998, net assets consisted of:

                                                        INVESTMENT       SELECT      QUALITY      PREMIER
                                                           QUALITY      QUALITY       INCOME       INCOME
----------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                $250,000,000  $240,000,000  $   400,000,000  $140,000,000
Common shares, $.01 par value per share                     356,385       337,814          537,766       199,276
Paid-in surplus                                         497,127,117   470,726,174      748,757,359   276,857,182
Balance of undistributed net investment income              620,558       653,947        1,515,989       449,164
Accumulated net realized gain (loss) from
   investment transactions                                 (173,124)   (6,303,458)      (2,820,415)       57,337
Net unrealized appreciation of investments               72,219,552    64,359,929      103,417,551    36,585,570
----------------------------------------------------------------------------------------------------------------

Net assets                                             $820,150,488  $769,774,406   $1,251,408,250  $454,148,529
----------------------------------------------------------------------------------------------------------------

Authorized shares:
   Common                                               200,000,000   200,000,000      200,000,000   200,000,000
   Preferred                                              1,000,000     1,000,000        1,000,000     1,000,000
----------------------------------------------------------------------------------------------------------------


8. INVESTMENT COMPOSITION
At October 31, 1998, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                        INVESTMENT       SELECT      QUALITY      PREMIER
                                                           QUALITY      QUALITY       INCOME       INCOME
----------------------------------------------------------------------------------------------------------
Education and Civic Organizations                              3%          --%            2%          6%
Health Care                                                   14            4             7          11
Housing/Multifamily                                            2            7             3          14
Housing/Single Family                                         16            9            12           9
Tax Obligation/General                                         5            8             6           6
Tax Obligation/Limited                                         7            7             5           8
Transportation                                                 1           10            12           4
U.S. Guaranteed                                               32           34            36          29
Utilities                                                     11           16             9           6
Water and Sewer                                                7            3             5           1
Other                                                          2            2             3           6
--------------------------------------------------------------------------------------------------------
                                                             100%         100%          100%        100%
--------------------------------------------------------------------------------------------------------


Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default (63% for Investment Quality, 63% for Select Quality, 51% for Quality Income and 43% for Premier Income).

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

FINANCIAL HIGHLIGHTS SELECTED DATA FOR A
COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                          Investment Operations
                                                           Net Realized/
                           Beginning      Net              Unrealized
                           Net Asset      Investment       Investment
                           Value          Income           Gain (Loss)          Total
Investment Quality
Year Ended 10/31:
         1998             $15.77         $1.22            $  .25               $1.47
         1997              15.48          1.25               .30                1.55
         1996              15.65          1.29              (.17)               1.12
         1995              14.65          1.33              1.04                2.37
         1994              16.45          1.32             (1.76)               (.44)
Select Quality
Year Ended 10/31:
         1998              15.48          1.23               .19                1.42
         1997              15.12          1.25               .37                1.62
         1996              15.29          1.27              (.17)               1.10
         1995              14.03          1.30              1.30                2.60
         1994              16.13          1.31             (2.06)               (.75)
Quality Income
Year Ended 10/31:
         1998              15.73          1.27               .12                1.39
         1997              15.44          1.29               .29                1.58
         1996              15.43          1.30               .02                1.32
         1995              14.20          1.31              1.26                2.57
         1994              16.40          1.32             (2.14)               (.82)
Premier Income
Year Ended 10/31:
         1998              15.62          1.22               .17                1.39
         1997              15.38          1.25               .31                1.56
         1996              15.34          1.27               .12                1.39
         1995              14.08          1.28              1.34                2.62
         1994              15.98          1.26             (1.87)               (.61)
=====================================================================================
                                                          Less Distributions
                           Net           Net
                           Investment    Investment       Capital       Capital
                           Income        Income           Gains         Gains
                           To Common     To Preferred     To Common     To Preferred
                           Shareholders  Shareholders+    Shareholders  Shareholders+   Total
Investment Quality
Year Ended 10/31:
         1998             $ (.98)       $(.25)           $(.01)         $ --              $(1.24)
         1997              (1.01)        (.25)              --            --               (1.26)
         1996              (1.03)        (.26)              --            --               (1.29)
         1995              (1.08)        (.29)              --            --               (1.37)
         1994              (1.12)        (.24)              --            --               (1.36)
Select Quality
Year Ended 10/31:
         1998               (.97)        (.25)              --            --               (1.22)
         1997              (1.01)        (.25)              --            --               (1.26)
         1996              (1.01)        (.26)              --            --               (1.27)
         1995              (1.05)        (.29)              --            --               (1.34)
         1994              (1.08)        (.25)            (.02)           --               (1.35)
Quality Income
Year Ended 10/31:
         1998              (1.03)        (.26)              --            --               (1.29)
         1997              (1.03)        (.26)              --            --               (1.29)
         1996              (1.03)        (.28)              --            --               (1.31)
         1995              (1.03)        (.31)              --            --               (1.34)
         1994              (1.10)        (.26)            (.02)           --               (1.38)
Premier Income
Year Ended 10/31:
         1998              (1.00)        (.25)             --            --                (1.25)
         1997              (1.03)        (.24)            (.04)         (.01)              (1.32)
         1996              (1.01)        (.26)            (.06)         (.02)              (1.35)
         1995              (1.01)        (.28)            (.06)         (.01)              (1.36)
         1994              (1.04)        (.24)            (.01)           --               (1.29)
==================================================================================================
                                                                     Total Returns
                           Ending
                           Net Asset        Ending                   Based on           Based on Net
                           Value            Market Value             Market Value*      Asset Value*
Investment Quality
Year Ended 10/31:
         1998             $16.00           $15.5000                    5.97%             7.97%
         1997              15.77            15.5625                   10.82               8.68
         1996              15.48            15.0000                    6.13               5.70
         1995              15.65            15.1250                   21.89              14.71
         1994              14.65            13.3750                  (17.87)             (4.32)
Select Quality
Year Ended 10/31:
         1998              15.68            16.1875                   10.96               7.77
         1997              15.48            15.5000                    9.43               9.35
         1996              15.12            15.1250                    9.71               5.71
         1995              15.29            14.7500                   21.03              17.03
         1994              14.03            13.1250                  (14.45)             (6.43)
Quality Income
Year Ended 10/31:
         1998              15.83            16.8125                    9.64               7.37
         1997              15.73            16.3125                   14.22               8.81
         1996              15.44            15.2500                   10.61               6.93
         1995              15.43            14.7500                   23.26              16.51
         1994              14.20            12.8750                  (15.32)             (6.86)
Premier Income
Year Ended 10/31:
         1998              15.76            17.1250                   10.29               7.49
         1997              15.62            16.5000                   16.81               8.85
         1996              15.38            15.1250                   11.00               7.51
         1995              15.34            14.6250                   23.92              17.15
         1994              14.08            12.7500                  (10.05)             (5.51)

                                          Ratios/Supplemental Data
                                                          Ratio of Net
                                          Ratio of        Investment
                           Ending         Expenses to     Income to          Portfolio
                           Net Assets     Average          Average           Turnover
                           (000)          Net Assets++     Net Assets++       Rate
Investment Quality
Year Ended 10/31:
         1998             $820,150        .78%            5.31%               7%
         1997              809,337        .78             5.56               14
         1996              798,349        .78             5.71                8
         1995              804,221        .78             5.97               11
         1994              768,723        .79             5.83                7
Select Quality
Year Ended 10/31:
         1998              769,774        .78             5.40                7
         1997              759,770        .78             5.59               10
         1996              745,059        .78             5.69               13
         1995              749,883        .79             5.91                7
         1994              707,388        .80             5.89               11
Quality Income
Year Ended 10/31:
         1998            1,251,408        .77             5.49               19
         1997            1,238,536        .77             5.62                9
         1996            1,219,663        .77             5.67               11
         1995            1,218,905        .78             5.86               17
         1994            1,153,729        .79             5.78               12
Premier Income
Year Ended 10/31:
         1998              454,149        .79             5.38               19
         1997              448,807        .80             5.57                5
         1996              442,153        .81             5.66                8
         1995              441,381        .80             5.84               22
         1994              416,566        .81             5.66               31




* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share.
Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.
Total returns are not annualized.

+ The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc. and Nuveen Premier Municipal Income Fund, Inc. as of October 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc. and Nuveen Premier Municipal Income Fund, Inc. at October 31, 1998, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.







Chicago, Illinois
December 11, 1998

FUND INFORMATION

BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns.

We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended October 31, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

SERVING INVESTORS FOR GENERATIONS

PHOTO OF: JOHN NUVEEN, SR.

John Nuveen, Sr.

Since our founding in 1898, John Nuveen &Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



NUVEEN   1898    1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime(tm).

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com